UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Mary C. Moynihan Perkins Coie LLP 700 13th Street, NW Suite 600 Washington, DC 20005
(Name and address of agent for service)

Registrant’s telephone number, including area code:		312-634-9200

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2013 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2013, CWAM managed $34.9 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser, insurance company, qualified pension or retirement plan sponsor or call 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or participants in qualified retirement or other plans (collectively, Qualified Plans). If you are the owner of a Contract or a participant in a Qualified Plan, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

The views expressed in "Health Care in the United States" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from those stated. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

  Wanger International

  2013 Semiannual Report

2	Understanding Your Expenses
3	Health Care in the United States
6	Performance Review
8	Statement of Investments
19	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
25	Board Approval of the Advisory Agreement

Wanger International 2013 Semiannual Report

Understanding Your Expenses

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees or exchange fees charged under your contract or qualified plan. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate the ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2013 - June 30, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	1,057.70	1,019.32	5.35	5.25	1.06

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account.

Wanger International 2013 Semiannual Report

Health Care in the United States

Critics of the U.S. health care system note that the World Health Organization (WHO) ranked the United States thirtieth in the world in life expectancy1 despite the fact that the United States spends more money per capita on health care than any other country. They argue that health care in the United States is inferior to health care in many other developed countries.

Scott W. Atlas's book, In Excellent Health, Setting the Record Straight on America's Health Care,2 analyzes the consequences of poor lifestyle choices made by many Americans and how the U.S. health care system operates compared to health care systems elsewhere. His book cites numerous studies indicating the U.S. health care system does a great job addressing the health concerns of Americans and is likely the best system in the world.

Life Expectancy

The United States is much more violent and accident-prone than other developed countries. Homicide rates in the United States are ten times that of the United Kingdom and five times that of Canada.3 Death rates from transportation accidents in the United States are 250% that of the United Kingdom and 160% that of Canada.4 Murder and accidents account for the majority of deaths among young adults in the United States,5 and deaths at young ages substantially impact life expectancies.

Robert Ohsfeldt's and John Schneider's book, The Business of Health,6 attempts to quantify the impact of fatal injuries on life expectancy. Using linear regression, they calculate that after standardizing for fatal injuries alone, the United States would edge out Switzerland by 0.3 years and have the highest life expectancy of any country in the world.7

Other studies indicate that violence and accidents account for much, but not all, of the life expectancy shortfall in the United States. A National Academy of Sciences panel addressing cross-national health differences issued a paper that indicated 57% of the life expectancy gap for males under age 50 and 38% for females under 50 is explained by higher violence and accidents in the United States.8

The United States has a much higher incidence of obesity than other developed countries. Atlas notes that in 2010 34% of people in the United States were obese compared to 15% in Canada, 17% in Western Europe and about 24% in the United Kingdom.9 The Organization for Economic Cooperation and Development (OECD) estimates that obesity reduces life spans by up to eight to ten years.10 Sadly, the worst is yet to come for the United States, as obesity rates have increased and there appears to be a 25-year time lag between becoming obese and suffering premature death.11

Cigarette use in the United States is down substantially; smoking rates are now lower than most other OECD countries.12 However, studies have found a time lag of roughly 25 to 30 years between smoking and lung cancer mortality.13 The United States had the highest rate of smoking in the developed world from the 1930s to the mid-1980s and, according to a 2007 study, 53% of Americans were current or former smokers, compared to 43% of Western Europeans.14 Clearly the United States' legacy of smoking continues to impact health. The Surgeon General estimates that cigarette smoking causes 443,000 deaths in the United States yearly, nearly one-fifth of all deaths.15

With respect to neonatal mortality, Atlas writes that the United States has stringent reporting requirements and definitions. Birth registrations in the United States are done by hospitals and health care professionals, while many other countries rely on reporting by families or surveys.16 In the United States, a live birth is tabulated should a newborn breathe, have a beating heart, move voluntary muscles or show any other evidence of life.17 According to WHO, countries representing only 13% of births worldwide had reliable data meeting this definition.18

Elsewhere, definitions for live births vary greatly. Some countries consider births as live only if 28 weeks gestation was achieved, if a baby is 30 centimeters long, or if a baby survives 24 hours.19 Otherwise, the baby is classified as stillborn and is not considered an infant mortality. Atlas states, "... considering that roughly half of all U.S. infant mortality occurs in the first twenty-four hours, the single criterion of omitting deaths within the first twenty-four hours by many European nations generates their falsely superior infant mortality rates."20

Data from 2004 indicated that the United States had 12% of births classified as preterm (under 32 weeks gestation), a rate 50% to 100% higher than most European countries.21 These figures are impacted by the fact the United States has more multiple gestation pregnancies. Since the early 1980s, the incidence of triplets in the United States has more than tripled to over 140 births per 100,000.22 Atlas notes that in 2007, 17% of twins and 40% of triplets in the United States were associated with fertility treatments.

The United States health care system should be applauded for its efforts to save premature babies rather than write them off as stillborn, as many other countries do. Except for a very limited number of abusive cases, fertility treatment should be considered a virtue of the U.S. health care system. Yet, coupled with superior record keeping, these efforts depress the country's life expectancy ranking.

Diagnosis, Treatment and Outcomes

The Centers for Disease Control and Prevention (CDC) lists heart disease as the top killer in the United States, accounting for 25% of deaths, followed by cancer at 23%, and stroke a distant third at 6%.23 Rather than judge a health care system on reported life expectancy, Atlas assesses health care quality in the United States based on actual medical care, especially diagnosis and treatment of important diseases, using objective data.

Wanger International 2013 Semiannual Report

Atlas notes the challenges facing the health care system due to the poor lifestyle choices of many Americans. The CDC estimates that 80% of diabetes, heart disease and stroke, and 40% of cancer, could be eliminated through reduction in obesity and smoking.24 The rate of diabetes in the United States is typically 33% to 100% higher than other developed countries.25 A 2007 study indicated that 12% of Americans over age 50 were diagnosed with cancer, compared to only 5% in a composite of 10 European countries.26

Atlas cites data showing more timely diagnosis and treatment in the United States as compared to other countries. He writes that, "... prolonged wait times are commonly found in health systems with government-controlled nationalized health insurance."27 Numerous countries with single payer systems had to create policies to address prolonged wait times, including Canada, England, Italy, Sweden and Spain.

The United States is among the world's leaders in per capita computerized tomography (CT) and magnetic resonance imaging (MRI) scanners,28 which are crucial to accurately diagnosing leading fatal diseases and guiding lower risk and more effective treatments. In the United States, referring doctors book CT and MRI appointments within days. In other countries, people wait. In 2010, the average wait time in Canada for a CT scan was 4 weeks and for an MRI, 10 weeks.29 A 2011 study in the United Kingdom indicated thousands of people waited over six weeks for an MRI scan. With respect to breast cancer biopsies, another survey indicated that only 1% of U.S. patients waited three weeks or more while 44% of Canadian and 20% of U.K. patients waited that long.30

Treatment of diseases also tends to be very timely in the United States. One study indicated that no elective (non-emergency) cardiac bypass patients in the United States were known to have waited more than three months, while 47% in Canada and 89% in the United Kingdom waited at least that long.31

Furthermore, treatments in the United States tend to be aggressive. A 2009 paper written by

University of Pennsylvania professor Samuel Preston and doctoral candidate Jessica Ho states that 88% of Americans with high cholesterol are being medicated versus 62% of Europeans. Likewise a higher percentage of Americans over age 50 with heart disease receive medication. Among those with hypertension in the United States, 66% were being successfully treated, versus 25% to 49% in other countries.32

With respect to cancer, Preston and Ho cite studies showing that the United States tends to have the highest percentage of screenings for breast, cervical, prostate and colon cancer.33 If cancer is detected, Americans tend to receive more surgery, chemotherapy and advanced cancer drugs. A 2008 study calculated five-year survival rates for breast, colorectal and prostate cancers. Patients in the United States lead the world with a 74% survival rate. Second-best Canada came in at 71% and the United Kingdom was a laggard at 52%.

Atlas adds that new oncology drugs are most often approved and first used in the United States.34 Some 80% of worldwide medical innovation originates in the United States and, since the mid-1970s, U.S. scientists have won more than half of Nobel Prize awards in medicine and physiology.

The statistics are clear. Sick Americans are more likely to receive timely and aggressive health care than citizens of other countries. Atlas writes, "Availability of state-of-the-art medical technology, timely access to specialists, the most effective screening, the shortest wait times for life-changing surgeries, the newest, most effective drugs for more accurate, safer diagnosis and for the most advanced treatment are all superior in the United States."35

Many people appear to agree. In 2008, a McKinsey & Company study estimated that up to 85,000 patients sought in-patient treatment outside their home country. Of that number, 87% traveled to the United States for advanced medical technology, better quality care or quicker access to care. In contrast, critics of the U.S.

health care system don't appear to be traveling to Cuba for treatment. Based on the facts, I agree with Atlas.

Health Care Economics and Investment Implications

Atlas states that the, "... only real crisis in America's health care today is the unsustainable and increasing burden of health care costs..."36 and recommends free market reforms. Health care costs are not the topic of this essay, but world-class health care clearly is expensive, and costs in the United States are exacerbated by detrimental lifestyle choices. I also believe that poor government policies result in few incentives for cost restraint.

Columbia Wanger Asset Management, the investment manager of the Columbia Wanger Funds, strives to provide Columbia Wanger Fund investors with investments in health care companies that are pursuing breakthrough drugs and devices, with the potential to transform treatment of serious and poorly managed diseases. For example, in pivotal studies Seattle Genetics' drug Adcetris delivered 80% response rates in advanced Hodgkin's lymphoma patients who had exhausted all other treatment options.37 In addition, we seek to invest in companies with products and services that we believe increase the cost effectiveness of health care delivery. We attempt to avoid investing in health care companies that may be more likely to be subject to cost cuts or price controls.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Wanger International 2013 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Atlas, Scott W., In Excellent Health, Setting the Record Straight on American's Heath Care, (Stanford, California, Hoover Institution Press), p. 2.

2  Ibid.

3  Ohsfeldt, Robert L., and Schneider, John E., The Business of Health, The Role of Competition, Markets, and Regulation, (Washington, D.C., The AEI Press), p. 19.

4  Atlas, Scott W., op. cit., p. 28.

5  Ibid., p. 28.

6  Ohsfeldt, Robert L., and Schneider, John E., op. cit.

7  Ibid., p. 22.

8  Steven H. Woolf and Laudan Aron, Editors; Panel on Understanding Cross-National Health Differences Among High-Income Countries; Committee on Population; Division of Behavioral and Social Sciences and Education; National Research Council; Board on Population Health and Public Health Practice; Institute of Medicine, www.nap.edu.

9  Atlas, Scott W., op. cit., p. 105.

10  Ibid., p. 31.

11  Ibid., p. 107.

12  Ibid., p. 40.

13  Ibid., p. 41.

14  Ibid., p. 111.

15  Ibid., p. 108.

16  Ibid., p. 60.

17  Ibid., p. 67.

18  Ibid., p. 71.

19  Ibid., p. 68.

20  Ibid., p. 70.

21  Ibid., p. 73.

22  Ibid., p. 89.

23  Ibid., p. 119.

24  Ibid., p. 103.

25  Ibid., p. 113.

26  Preston, Samuel H., and Ho, Jessica Y., "Low Life Expectancy in the United States: Is the Health Care System at Fault?" University of Pennsylvania Scholarly Commons Working Paper Series, July 1, 2009, p. 4, http://repository.upenn.edu/psc_working_papers/13/. Accessed July 24, 2013.

27  Atlas, Scott W., op. cit., p. 159.

28  Ibid., p. 192-193.

29  Ibid., p. 194.

30  Ibid., p. 175.

31  Ibid., p. 187.

32  Preston, Samuel H., and Ho, Jessica Y., op. cit., p. 6.

33  Ibid., p. 3.

34  Atlas, Scott W., op. cit., p. 222.

35  Ibid., p. 233.

36  Ibid., p. 245.

37  Seattle Genetics is held in the following Columbia Wanger Funds: Wanger USA, 1.2%; Wanger Select, 1.3%.

Wanger International 2013 Semiannual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger International gained 5.77% for the semiannual period ended June 30, 2013, outperforming the 1.95% return of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. For comparison, the large-cap, developed market MSCI EAFE Index (Net) rose 4.10% during the period.

Many bond markets experienced a sharp rise in mid-term interest rates following the mid-May remarks by U.S. Federal Reserve Bank Chairman Ben Bernanke that the Fed could "take a step down in our pace of purchase" of bonds, an unconventional practice that has supported low interest rates through the present financial crisis. How the Fed will manage this policy shift is of critical importance to investors globally, since many risk assets are priced off of U.S. government bonds. While Bernanke's remarks are grounded in signs of a normalizing U.S. economy—ostensibly good news—10-year bond rates rose on average 100 basis points in the ensuing weeks, which triggered a sell-off in international equities as investors discounted the impact more expensive money would have on economic activity and asset values in diverse markets. While the outlook for the U.S. economy may be brightening, things still appear grim in many parts of the world. In June, fears of stagflation in Brazil sent over one million people into the streets demanding more accountability from a government whose popularity has reached historic lows. Slowing economic growth in China upset already weak commodity markets and sent resources shares tumbling in the second quarter of 2013. Japanese stocks also took a breather in the second quarter as the initial euphoria of "Abenomics" began to fade following two prior quarters of sharply rising markets. Despite the ebb and flow of sentiment, many of the Fund's holdings have continued to post growth in earnings.

Up 111%, the Fund's top performer in the semiannual period was Start Today, a Japanese online apparel retailer. The company has successfully managed costs to return to strong profitability after a rough 2012, during which its shares declined roughly 60%. Siam Makro, a Thai-based cash and carry retailer of goods and produce, rose 76% following a takeover bid from fellow Thai retailer CP-ALL. In recent years, Thailand has had a strong domestic economy as government policies and foreign investment have continued to increase the purchasing power of the rising middle class outside of urban Bangkok. Taiwan's St. Shine Optical, the world's leading manufacturer of daily disposable contact lenses, rose 69% with continued

expansion of its overseas presence, and increasing penetration of daily-wear contact lenses, which have become more affordable with rising regional incomes.

Commodity-related holdings, namely in energy and basic materials, came under pressure as anxiety about the macroeconomic outlook rose. Coal miner Mongolian Mining fell 62% during the six-month period on disappointing volume throughput to China as logistic improvements continue to be delayed. Brazilian gold miner Beadell Resources and Australia's Regis Resources each fell over 50% in the first six months of 2013 as gold prices dropped over 25%. Imtech, a Dutch technical installation and maintenance services provider, was down 68%. It became clear that an earnings-dilutive rights issue was in the offing, following the news of fraud in its German and Polish operations. In Korea, Samsung Engineering fell 49% as the outlook for earnings declined amidst weakening overseas construction orders. We opted to sell the Fund's position in this stock.

Considerable uncertainties mar the international landscape. We expect continued high volatility in the second half of the year. We believe that, while unsettling, volatility provides opportunities to buy good companies at attractive prices.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/13

St. Shine Optical	0.8%
Start Today	0.8
Beadell Resources	0.3
Regis Resources	0.2
Imtech	0.2
Mongolian Mining	0.2

Wanger International 2013 Semiannual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through June 30, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through June 30, 2013, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/13

1. Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.4%
2. Coronation Fund Managers (South Africa) South African Fund Manager	1.1
3. Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.1
4. Melco Crown Entertainment — ADR* (Hong Kong) Macau Casino Operator	1.1
5. CCL Industries (Canada) Largest Global Label Converter	1.0
6. Partners Group (Switzerland) Private Markets Asset Management	1.0
7. Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	0.9
8. Neopost (France) Postage Meter Machines	0.9
9. Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	0.9
10. Aalberts Industries (Netherlands) Flow Control & Heat Treatment	0.9

* ADR = American Depository Receipts

Top 5 Countries

As a percentage of net assets, as of 6/30/13

Japan	20.9%
United Kingdom	9.7
Taiwan	7.0
Hong Kong	4.9
South Africa	4.1

Results as of June 30, 2013

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger International	-1.08%	5.77%	18.35%	4.27%	13.90%
S&P Global Ex-U.S. Between $500M and $5B Index**	-3.46	1.95	15.91	2.88	12.36
MSCI EAFE Index (Net)	-0.98	4.10	18.62	-0.63	7.67
Lipper Variable Underlying International Growth Funds Index	-1.78	2.16	15.59	0.02	7.88

*Not annualized.

**The Fund's primary benchmark.

NAV as of 6/30/13: $30.10

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.07% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Equities – 97.7%
	Asia – 46.7%
	Japan – 20.9%
292,000	Start Today Online Japanese Apparel Retailer	$5,717,824
514,600	Wacom Computer Graphic Illustration Devices	5,688,398
443,589	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	5,662,483
255,000	NGK Spark Plug Automobile Parts	5,103,796
1,339,000	Seven Bank ATM Processing Services	4,853,989
4,220	Orix JREIT Diversified Real Estate Investment Trust	4,816,670
339,900	Kuraray Special Resin, Fine Chemical, Fibers & Textures	4,763,767
125,000	Hoshizaki Electric Commercial Kitchen Equipment	4,003,054
30,299	Nakanishi Dental Tools & Machinery	3,862,053
238,000	Japan Airport Terminal Airport Terminal Operator at Haneda	3,766,951
88,541	Kintetsu World Express Airfreight Logistics	3,543,005
149,000	Glory Currency Handling Systems & Related Equipment	3,495,770
143,300	Ariake Japan Manufacturer of Soup/Sauce Extracts for Business-to-business Use	3,489,591
190,400	Park24 Parking Lot Operator	3,454,242
830	Kenedix Realty Investment Tokyo Mid-size Office Real Estate Investment Trust	3,304,040
170,000	Daiseki (a) Waste Disposal & Recycling	2,974,003
220,500	Ushio Industrial Light Sources	2,911,421
22,000	Hirose Electric Electrical Connectors	2,897,624
234,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	2,891,671
62,000	Sanrio Character Goods & Licensing	2,876,044
Number of Shares		Value
141,039	Nihon Parkerizing Metal Surface Treatment Agents & Processing Service	$2,792,999
77,000	Benesse Education Service Provider	2,777,924
59,536	Miraca Holdings Outsourced Lab Testing, Diagnostic Equipment & Reagents	2,735,854
39,300	Disco Semiconductor Dicing & Grinding Equipment	2,710,634
206,500	Nippon Kayaku (a) Functional Chemicals, Pharmaceuticals & Auto Safety Systems	2,572,738
140,000	Suruga Bank Regional Bank	2,538,827
121,000	Nabtesco Machinery Components	2,512,294
35,000	Rinnai Gas Appliances for Household & Commercial Use	2,488,695
35,100	FP Corporation Disposable Food Trays & Containers	2,433,624
250	Industrial & Infrastructure Fund Industrial Real Estate Investment Trust in Japan	2,431,418
280	Nippon Prologis REIT Logistics Real Estate Investment Trust in Japan	2,429,631
58,000	Itochu Techno-Science IT Network Equipment Sales & Services	2,400,948
72,000	Toyo Suisan Kaisha Instant Noodle Manufacturer	2,395,637
65,500	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,365,417
166,000	Doshisha Wholesaler	2,364,333
1,070	Advance Residence Investment Residential REIT	2,319,745
370	Mori Hills REIT Investment Tokyo Centric Diversified Real Estate Investment Trust	2,310,592
54,000	Familymart Convenience Store Operator	2,304,096
51,500	Santen Pharmaceutical Specialty Pharma (Ophthalmic Medicine)	2,228,652
109,100	Aica Kogyo Laminated Sheets, Building Materials & Chemical Adhesives	2,186,773
72,300	Omron Electric Components for Factory Automation	2,155,481

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Japan – 20.9% (cont)
48,711	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	$2,099,612
360	Global One Real Estate Office Real Estate Investment Trust	2,091,463
133,900	OSG Consumable Cutting Tools	2,003,206
80,000	Icom Two Way Radio Communication Equipment	1,940,519
197,000	Asahi Diamond Industrial Consumable Diamond Tools	1,862,077
21,000	Shimano Bicycle Components & Fishing Tackle	1,788,882
200,900	Sintokogio Automated Casting Machines, Surface Treatment System & Consumables	1,660,851
45,500	Milbon Manufacturer of Hair Products for Business-to-business Use	1,604,271
155,000	Lifenet Insurance (a) (b) Online Life Insurance Company in Japan	1,265,423
23,800	Horiba Test & Measurement Instruments	868,051
34,600	MonotaRO (a) Online MRO (Maintenance, Repair, Operations) Goods Distributor in Japan	842,437
		149,559,500
	Taiwan – 7.0%
3,714,000	Far Eastone Telecom Taiwan's Third Largest Mobile Operator	9,953,914
1,671,000	Taiwan Mobile Taiwan's Second Largest Mobile Operator	6,583,164
224,000	St. Shine Optical World's Leading Disposable Contact Lens OEM (Original Equipment Manufacturer)	5,790,303
2,115,000	CTCI Corp International Engineering Firm	3,835,911
717,000	Delta Electronics Industrial Automation, Switching Power Supplies & Passive Components	3,256,243
1,249,000	Taiwan Hon Chuan Beverage Packaging (Bottles, Caps, Labels) Manufacturer	2,914,612
603,000	Advantech Industrial PC & Components	2,859,993
Number of Shares		Value
140,000	Ginko International Largest Contact Lens Maker in China	$2,346,037
680,000	Flexium Interconnect Flexible Printed Circuit for Mobile Electronics	2,310,184
612,000	Lung Yen Funeral Services & Columbaria	1,987,842
262,000	President Chain Store Taiwan's Number One Convenience Chain Store Operator	1,712,647
894,000	Lite-On Technology Mobile Device, LED & IT Component Supplier	1,562,675
298,000	PC Home Taiwanese Internet Retail Company	1,553,938
543,181	Chipbond Semiconductor Back-end Packaging Services	1,321,751
695,000	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	1,176,137
404,000	CHC Healthcare Medical Device Distributor	1,069,383
		50,234,734
	Hong Kong – 4.9%
340,000	Melco Crown Entertainment – ADR (b) Macau Casino Operator	7,602,400
753,000	AAC Technologies Miniature Acoustic Components	4,224,687
1,531,750	L'Occitane International Skin Care & Cosmetics Producer	4,114,770
1,746,000	Lifestyle International Mid to High-end Department Store Operator in Hong Kong & China	3,644,230
1,835,000	Melco International Macau Casino Operator	3,443,084
2,888,000	Sa Sa International Cosmetics Retailer	2,851,958
3,600,000	Mapletree Greater China Commercial Trust (b) Retail & Office Property Landlord	2,675,693
917,800	MGM China Holdings Macau Casino Operator	2,435,526
1,700,000	Vitasoy International Well Known Hong Kong Soy Food Brand Reinventing Brand	2,046,360
162,300	ASM Pacific Semi Backend & Surface Mounting Equipment	1,781,690
		34,820,398

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Singapore – 2.8%
3,850,000	Mapletree Commercial Trust Retail & Office Property Landlord	$3,588,018
3,000,000	Mapletree Logistics Trust Industrial Property Landlord	2,600,109
2,500,000	Mapletree Industrial Trust Industrial Property Landlord	2,598,079
1,851,000	CDL Hospitality Trust Hotel Owner/Operator	2,476,842
1,239,000	Ascendas REIT Industrial Property Landlord	2,171,328
323,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	1,785,349
473,000	Super Group Instant Food & Beverages in Southeast Asia	1,659,512
1,233,000	Goodpack Limited International Bulk Container Leasing	1,527,266
473,000	Petra Foods Cocoa Processor & Chocolate Manufacturer	1,412,156
		19,818,659
	Korea – 2.7%
76,570	Coway Household Appliance Rental Service Provider	3,720,862
148,377	Paradise Co Korean 'Foreigner Only' Casino Operator	2,994,929
46,952	Kepco Plant Service & Engineering Power Plant & Grid Maintenance	2,137,821
40,000	LS Industrial Systems Manufacturer of Electrical & Automation Equipment	1,998,998
6,865	KCC Paint & Housing Material Manufacturer	1,962,503
1,495	Lotte Chilsung Beverage Beverages & Liquor Manufacturer	1,800,465
89,014	iMarketKorea Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods	1,715,005
65,350	Handsome High-end Apparel Company	1,656,840
74,000	Nexen Tire Tire Manufacturer	1,052,067
14,260	BS Financial Group Regional Bank in Busan (Korea's Second Largest City)	179,447
		19,218,937
Number of Shares		Value
	India – 2.2%
32,877	Asian Paints India's Largest Paint Company	$2,558,332
185,000	United Breweries India's Largest Brewer	2,247,503
277,000	Yes Bank Commercial Banking in India	2,141,297
91,100	Colgate Palmolive India Consumer Products in Oral Care	2,081,059
694,809	Adani Ports & Special Economic Zone Indian West Coast Shipping Port	1,754,243
1,217,418	Redington India Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets	1,469,813
556,967	Bharti Infratel Communication Towers	1,424,164
8,620	Bosch Automotive Parts	1,308,568
12,300	TTK Prestige Branded Cooking Equipment	651,686
199,131	SKIL Ports and Logistics (b) Indian Container Port Project	298,325
		15,934,990
	Indonesia – 1.8%
5,367,900	Tower Bersama Infrastructure (b) Communications Towers	2,803,150
3,249,542	Archipelago Resources (b) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2,335,279
23,000,000	Ace Indonesia Home Improvement Retailer	1,710,651
509,000	Mayora Indah Consumer Branded Food Manufacturer	1,542,547
4,035,391	Surya Citra Media Free to Air TV Station in Indonesia	1,107,455
945,500	Matahari Department Store (b) Largest Department Store Chain in Indonesia	1,105,563
4,681,000	MNC Skyvision (b) Largest Satellite Pay TV Operator in Indonesia	1,104,040
1,589,500	Arwana Citramulia Ceramic Tiles for Home Decoration	511,580
636,500	Mitra Adiperkasa Operator of Department Store & Specialty Retail Stores	446,875

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Indonesia – 1.8% (cont)
780,500	Southern Arc Minerals (b) Gold & Copper Exploration in Indonesia	$89,056
		12,756,196
	China – 1.4%
209,348	WuXi PharmaTech — ADR (b) Largest Contract Research Organization Business in China	4,396,308
1,640,000	Want Want Chinese Branded Consumer Food Company	2,298,694
19,000,000	RexLot Holdings Lottery Equipment Supplier in China	1,246,006
3,002,000	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,161,158
136,000	Biostime Pediatric Nutrition & Baby Care Products Provider	760,523
435,000	Digital China IT Distribution & Systems Integration Services	517,069
		10,379,758
	Thailand – 1.1%
9,174,600	Home Product Center Home Improvement Retailer	3,387,702
400,000	Airports of Thailand Airport Operator of Thailand	2,161,669
882,000	Robinson's Department Store Mass-market Department Store Operator in Thailand	1,723,725
924,300	Samui Airport Property Fund Thai Airport Operator	523,335
		7,796,431
	Philippines – 0.9%
6,165,000	SM Prime Holdings Shopping Mall Operator	2,315,950
777,540	Int'l Container Terminal Container Handling Terminals & Port Management	1,558,525
1,795,000	Manila Water Company Water Utility Company in Philippines	1,344,880
5,500,000	Melco Crown (Philippines) Resorts (b) Integrated Resort Operator in Manila	1,056,713
		6,276,068
Number of Shares		Value
	Cambodia – 0.6%
5,774,000	Nagacorp Casino/Entertainment Complex in Cambodia	$4,487,842
	Mongolia – 0.4%
118,952	Turquoise Hill Resources (a) (b)	705,772
108,951	Turquoise Hill Resources (a) (b) (c) Copper Mine Project in Mongolia	646,079
7,204,500	Mongolian Mining (b) Coking Coal Mining in Mongolia	1,336,578
		2,688,429
	Total Asia	333,971,942
	Europe – 31.5%
	United Kingdom – 9.7%
448,000	Jardine Lloyd Thompson Group International Business Insurance Broker	6,205,356
2,000,000	Charles Taylor Insurance Services	5,718,770
350,000	Telecity European Data Center Provider	5,393,523
110,920	Spirax Sarco Steam Systems for Manufacturing & Process Industries	4,545,925
92,700	Whitbread The UK's Leading Hotelier & Coffee Shop	4,312,373
353,326	Domino's Pizza UK & Ireland Pizza Delivery in UK, Ireland & Germany	3,601,921
113,000	Rightmove Internet Real Estate Listings	3,582,445
317,959	WH Smith (a) Newsprint, Books & General Stationery Retailer	3,472,359
356,000	Shaftesbury London Prime Retail Real Estate Investment Trust	3,225,596
270,000	Smith & Nephew Medical Equipment & Supplies	3,023,962
78,000	CRODA Oleochemicals & Industrial Chemicals	2,941,388
572,355	BBA Aviation Aviation Support Services	2,437,634
347,000	Abcam Online Sales of Antibodies	2,393,435

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	United Kingdom – 9.7% (cont)
715,966	Elementis Clay-based Additives	$2,389,042
451,000	Halford's The UK's Leading Retailer for Leisure Goods & Auto Parts	2,169,127
3,455,000	Cable and Wireless Leading Telecoms Service Provider in the Caribbean	2,150,718
80,731	Aggreko Temporary Power & Temperature Control Services	2,017,829
117,771	Babcock International Public Sector Outsourcer	1,977,482
831,000	Smiths News Newspaper & Magazine Distributor	1,911,662
274,715	PureCircle (a) (b) Natural Sweeteners	1,462,397
48,186	Fidessa Group Software for Financial Trading Systems	1,413,230
31,000	Intertek Group Testing, Inspection & Certification Services	1,377,999
189,615	Ocado (a) (b) Leading Online Grocery Retailer	860,282
36,815	Tullow Oil Oil & Gas Producer	560,428
5,708	Telecom Plus UK Multi Utility	108,346
		69,253,229
	Netherlands – 3.5%
291,319	Aalberts Industries Flow Control & Heat Treatment	6,510,913
145,741	UNIT4 Business Software Development	4,723,461
113,383	TKH Group Dutch Industrial Conglomerate	2,915,475
51,818	Fugro Subsea Oilfield Services	2,815,600
98,582	Arcadis Engineering Consultants	2,654,553
14,197	Core Labs Oil & Gas Reservoir Consulting	2,153,117
27,926	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	1,648,288
Number of Shares		Value
207,240	Imtech (a) (b) Technical Installation & Maintenance	$1,525,500
		24,946,907
	France – 3.2%
32,020	Eurofins Scientific (b) Food, Pharmaceuticals & Materials Screening & Testing	6,756,949
100,921	Neopost Postage Meter Machines	6,682,153
44,200	Gemalto (a) Digital Security Solutions	4,001,989
30,533	Norbert Dentressangle Leading European Logistics & Transport Group	2,483,954
96,450	Saft Niche Battery Manufacturer	2,291,754
220,933	Hi-Media (b) Online Advertiser in Europe	480,526
		22,697,325
	Switzerland – 2.9%
25,741	Partners Group Private Markets Asset Management	6,967,544
20,880	Geberit Plumbing Supplies	5,172,470
1,505	Sika Chemicals for Construction & Industrial Applications	3,891,537
22,965	Dufry Group (b) Operates Airport Duty Free & Duty Paid Shops	2,781,903
37,840	Zehnder Radiators & Heat Recovery Ventilation Systems	1,686,585
		20,500,039
	Germany – 2.7%
183,492	Wirecard Online Payment Processing & Risk Management	4,992,808
14,270	Rational Commercial Ovens	4,777,346
68,400	NORMA Group Clamps for Automotive & Industrial Applications	2,473,788
213,000	TAG Immobilien Owner of Residential Properties in Germany	2,321,552
47,000	Elringklinger (a) Automobile Components	1,566,231

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Germany – 2.7% (cont)
57,879	Aurelius European Turnaround Investor	$1,390,743
11,343	Pfeiffer Vacuum Vacuum Pumps	1,174,599
26,200	Deutsche Beteiligungs Private Equity Investment Management	630,276
		19,327,343
	Sweden – 2.1%
289,727	Hexagon Design, Measurement & Visualization Software & Equipment	7,744,803
399,345	Sweco Engineering Consultants	4,540,651
83,593	Unibet European Online Gaming Operator	2,798,441
		15,083,895
	Denmark – 1.8%
169,677	SimCorp Software for Investment Managers	5,043,189
128,911	Novozymes Industrial Enzymes	4,129,047
102,481	Jyske Bank (b) Danish Bank	3,854,718
		13,026,954
	Italy – 0.9%
351,999	Pirelli (a) Global Tire Supplier	4,069,158
833,343	Geox (a) Apparel & Shoe Maker	2,071,373
		6,140,531
	Finland – 0.8%
56,294	Vacon Leading Independent Manufacturer of Variable Speed Alternating Current Drives	3,733,364
106,000	Tikkurila Decorative & Industrial Paint in Scandinavia & Central & Eastern Europe	2,392,275
		6,125,639
Number of Shares		Value
	Norway – 0.7%
324,911	Atea Leading Nordic IT Hardware/Software Reseller & Installation Company	$3,276,202
90,000	Subsea 7 (b) Offshore Subsea Contractor	1,577,947
		4,854,149
	Spain – 0.6%
587,190	Dia Leading Hard Discounter in Spain, Latin America & the Eastern Mediterranean	4,435,793
	Russia – 0.6%
112,297	Yandex (b) Search Engine for Russian & Turkish Languages	3,102,766
43,200	QIWI — ADR Electronic Payments Network Serving Russia & the Commonwealth of Independent States	1,002,240
		4,105,006
	Iceland – 0.5%
2,644,101	Marel (d)	1,891,740
1,700,000	Marel (d) Largest Manufacturer of Poultry & Fish Processing Equipment	1,798,506
		3,690,246
	Kazakhstan – 0.5%
494,896	Halyk Savings Bank of Kazakhstan - GDR Largest Retail Bank & Insurer in Kazakhstan	3,652,333
	Belgium – 0.4%
42,233	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	2,928,071
	Portugal – 0.3%
854,881	Redes Energéticas Nacionais Portuguese Power Transmission & Gas Transportation	2,451,400
	Turkey – 0.3%
130,830	Bizim Toptan Cash & Carry Stores in Turkey	2,129,964
	Total Europe	225,348,824

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Other Countries – 14.0%
	South Africa – 4.1%
1,278,520	Coronation Fund Managers South African Fund Manager	$8,116,614
83,713	Naspers Media in Africa, China, Russia & Other Emerging Markets	6,178,997
1,872,183	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	4,767,359
218,654	Massmart Holdings General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary	3,966,056
254,433	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	3,468,107
835,245	Northam Platinum (b) Platinum Mining in South Africa	2,697,175
		29,194,308
	Canada – 3.8%
120,663	CCL Industries (b) Largest Global Label Converter	7,443,773
106,322	ShawCor Oil & Gas Pipeline Products	4,201,524
313,128	CAE Flight Simulator Equipment & Training Centers	3,248,290
62,856	Onex Capital Private Equity	2,852,038
158,516	DeeThree Exploration (b) (e)	1,122,589
119,569	DeeThree Exploration (b) Canadian Oil & Gas Producer	864,053
58,433	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	1,896,836
65,101	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Development	1,383,481
90,834	Alliance Grain Traders Global Leader in Pulse Processing & Distribution	1,265,302
202,168	Horizon North Logistics (a) Diversified Oil Services Offering in Northern Canada	1,220,659
26,123	Baytex Oil & Gas Producer in Canada	941,392
Number of Shares		Value
53,000	Athabasca Oil Sands (b) Oil Sands & Unconventional Oil Development	$328,069
195,271	Pan Orient Asian Oil & Gas Explorer	302,645
42,800	Crew Energy (b) Canadian Oil & Gas Producer	210,805
35,542	Americas Petrogas (a) (b) Oil & Gas Exploration in Argentina, Potash in Peru	30,077
		27,311,533
	United States – 2.8%
124,722	Textainer Group Holdings (a) Top International Container Leasor	4,794,314
91,616	Atwood Oceanics (b) Offshore Drilling Contractor	4,768,613
96,600	Rowan (b) Contract Offshore Driller	3,291,162
57,853	FMC Technologies (b) Oil & Gas Well Head Manufacturer	3,221,255
43,084	Hornbeck Offshore (b) Supply Vessel Operator in U.S. Gulf of Mexico	2,304,994
41,979	World Fuel Services Global Fuel Broker	1,678,320
		20,058,658
	Australia – 2.6%
1,089,000	Challenger Financial Largest Annuity Provider	3,971,065
3,658,000	Commonwealth Property Office Fund Australia Prime Office Real Estate Investment Trust	3,666,096
571,000	IAG General Insurance Provider	2,834,273
780,001	SAI Global Publishing, Certification & Compliance Services	2,583,865
251,000	Domino's Pizza Enterprises Domino's Pizza Operator in Australia/New Zealand & France/Benelux	2,566,279
651,000	Regis Resources (b) Gold Mining in Australia	1,723,286
94,269	Austbrokers Local Australian Small Business Insurance Broker	935,240
		18,280,104

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Israel – 0.7%
302,685	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	$2,972,498
78,000	Caesarstone (b) Quartz Countertops	2,123,940
		5,096,438
	Total Other Countries	99,941,041
	Latin America – 5.5%
	Brazil – 2.2%
320,000	Localiza Rent A Car Car Rental	4,524,615
5,037,276	Beadell Resources (b) Gold Mining in Brazil	2,350,101
173,209	Arcos Dorados (a) McDonald's Master Franchise for Latin America	2,023,081
130,000	Multiplus Loyalty Program Operator in Brazil	1,920,855
461,400	Odontoprev Dental Insurance	1,900,314
100,000	Linx Retail Management Software in Brazil	1,673,427
111,800	Mills Estruturas e Servicos de Engenharia Civil Engineering & Construction	1,515,151
		15,907,544
	Mexico – 1.8%
1,722,600	Genomma Lab Internacional (b) Develops, Markets & Distributes Consumer Products	3,402,007
28,000	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	3,114,720
600,222	Gruma (b) Tortilla Producer & Distributor	2,728,398
816,000	Bolsa Mexicana de Valores Mexico's Stock Exchange	2,029,066
641,824	Qualitas Leading Auto Insurer in Mexico & Central America	1,535,529
		12,809,720
Number of Shares		Value
	Chile – 0.6%
65,995	Sociedad Quimica y Minera de Chile — ADR Producer of Specialty Fertilizers, Lithium & Iodine	$2,666,198
2,300,000	Grupo Hites Mass Retailer for the Lower Income Strata	1,806,771
		4,472,969
	Uruguay – 0.3%
230,870	Union Agriculture Group (b) (e) (f) Farmland Operator in Uruguay	2,389,504
	Colombia – 0.3%
1,503,000	Isagen (b) Leading Colombian Electricity Provider	2,013,975
	Guatemala – 0.3%
132,362	Tahoe Resources (b) Silver Project in Guatemala	1,876,502
	Argentina – —%
459,000	Madalena Ventures (b) Oil & Gas Exploration in Argentina	122,202
	Total Latin America	39,592,416
Total Equities (Cost: $525,131,728) – 97.7%		698,854,223	(g)
Short-Term Investments – 1.4%
6,773,346	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	6,773,346
3,334,246	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	3,334,246
Total Short-Term Investments (Cost: $10,107,592) – 1.4%		10,107,592

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
Securities Lending Collateral – 2.0%
14,168,673	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (h)	$14,168,673
Total Securities Lending Collateral (Cost: $14,168,673)		14,168,673
Total Investments (Cost: $549,407,993) (i) – 101.1%		723,130,488
Obligation to Return Collateral for Securities Loaned – (2.0)%		(14,168,673)
Cash and Other Assets Less Liabilities – 0.9%		6,398,936
Net Assets – 100.0%		$715,360,751

ADR = American Depositary Receipts

  GDR = Global Depositary Receipts

  REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2013. The total market value of securities on loan at June 30, 2013 was $13,479,204.

(b)  Non-income producing security.

(c)  Security is traded on a U.S. exchange.

(d)  The common stock equity holdings of Marel are stated separately on the Statement of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2013, the market value of these securities amounted to $3,512,093, which represented 0.49% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	230,870	$2,649,999	$2,389,504
DeeThree Exploration	9/7/10	158,516	413,939	1,122,589
			$3,063,938	$3,512,093

(f)  Illiquid security.

(g)  On June 30, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$149,559,500	20.9
Euro	86,899,892	12.2
British Pound	71,886,833	10.0
United States Dollar	54,931,345	7.7
Taiwan Dollar	50,234,734	7.0
Hong Kong Dollar	36,350,175	5.1
Other currencies less than 5% of total net assets	248,991,744	34.8
Total Equities	$698,854,223	97.7

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At June 30, 2013, for federal income tax purposes, the cost of investments was $549,407,993 and net unrealized appreciation was $173,722,495 consisting of gross unrealized appreciation of $209,309,639 and gross unrealized depreciation of $35,587,144.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Statement of Investments (Unaudited), June 30, 2013

appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$13,439,615	$320,532,327	$—	$333,971,942
Europe	6,258,123	219,090,701	—	225,348,824
Other Countries	48,371,542	51,569,499	—	99,941,041
Latin America	34,852,811	2,350,101	2,389,504	39,592,416
Total Equities	102,922,091	593,542,628	2,389,504	698,854,223
Total Short-Term Investments	10,107,592	—	—	10,107,592
Total Securities Lending Collateral	14,168,673	—	—	14,168,673
Total Investments	$127,198,356	$593,542,628	$2,389,504	$723,130,488

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Wanger International

Portfolio Diversification (Unaudited) June 30, 2013

At June 30, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$52,468,786	7.3
Machinery	42,086,712	5.9
Other Industrial Services	40,725,614	5.7
Electrical Components	18,880,313	2.6
Conglomerates	10,817,130	1.5
Construction	10,523,531	1.5
Outsourcing Services	4,115,303	0.6
Industrial Distribution	4,084,709	0.6
	183,702,098	25.7
Consumer Goods & Services
Retail	52,580,997	7.4
Food & Beverage	27,787,719	3.9
Casinos & Gaming	26,064,941	3.6
Other Durable Goods	16,840,868	2.4
Nondurables	16,564,821	2.3
Restaurants	10,480,573	1.5
Other Consumer Services	9,352,934	1.3
Consumer Goods Distribution	7,826,867	1.1
Travel	4,524,615	0.6
Apparel	3,728,214	0.5
Educational Services	2,777,924	0.4
Furniture & Textiles	2,123,940	0.3
	180,654,413	25.3
Information
Computer Hardware & Related Equipment	24,522,056	3.4
Mobile Communications	22,704,911	3.2
Business Software	20,598,109	2.9
Internet Related	12,864,208	1.8
Computer Services	11,070,674	1.5
Semiconductors & Related Equipment	8,124,259	1.1
Financial Processors	7,780,397	1.1
Instrumentation	4,409,605	0.6
Telephone & Data Services	2,150,718	0.3
TV Broadcasting	1,107,455	0.2
Satellite Broadcasting & Services	1,104,040	0.2
Electronics Distribution	517,069	0.1
Advertising	480,526	0.1
	117,434,027	16.5
	Value	Percentage of Net Assets
Finance
Insurance	$29,133,329	4.0
Banks	17,220,610	2.4
Brokerage & Money Management	15,714,434	2.2
Finance Companies	7,646,352	1.1
Specialized Finance	2,029,066	0.3
	71,743,791	10.0
Other Industries
Real Estate	47,342,822	6.6
Transportation	13,728,949	1.9
Regulated Utilities	5,918,600	0.8
	66,990,371	9.3
Energy & Minerals
Oil Services	24,785,235	3.5
Mining	15,912,946	2.2
Oil & Gas Producers	4,482,261	0.6
Agricultural Commodities	3,654,806	0.5
Oil Refining, Marketing & Distribution	1,648,288	0.2
	50,483,536	7.0
Health Care
Medical Supplies	10,529,774	1.5
Medical Equipment & Devices	7,955,399	1.1
Pharmaceuticals	6,624,960	0.9
Health Care Services	2,735,854	0.4
	27,845,987	3.9
Total Equities:	698,854,223	97.7
Short-Term Investments:	10,107,592	1.4
Securities Lending Collateral:	14,168,673	2.0
Total Investments:	723,130,488	101.1
Obligation to Return Collateral for Securities Loaned:	(14,168,673)	(2.0)
Cash and Other Assets Less Liabilities:	6,398,936	0.9
Net Assets:	715,360,751	100.0%

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

Assets:
Investments, at cost	$549,407,993
Investments, at value (including securities on loan of $13,479,204)	$723,130,488
Foreign currency (cost of $1,437,918)	1,422,563
Receivable for:
Investments sold	7,204,801
Fund shares sold	32,768
Securities lending income	23,808
Dividends	747,885
Foreign tax reclaims	664,103
Trustees' deferred compensation plan	114,527
Prepaid expenses	3,962
Total Assets	733,344,905
Liabilities:
Collateral on securities loaned	14,168,673
Payable for:
Investments purchased	2,964,395
Fund shares redeemed	500,981
Investment advisory fee	17,733
Administration fee	975
Transfer agent fee	1
Trustees' fees	849
Custody fee	47,087
Reports to shareholders	133,491
Trustees' deferred compensation plan	114,527
Other liabilities	35,442
Total Liabilities	17,984,154
Net Assets	$715,360,751
Composition of Net Assets:
Paid-in capital	$498,670,591
Overdistributed net investment income	(14,776,742)
Accumulated net realized gain	57,769,383
Net unrealized appreciation (depreciation) on:
Investments	173,722,495
Foreign currency translations	(24,976)
Net Assets	$715,360,751
Fund Shares Outstanding	23,766,233
Net asset value, offering price and redemption price per share	$30.10

Statement of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net foreign taxes withheld of $989,525)	$8,933,261
Interest income	10
Securities lending income, net	175,192
Total Investment Income	9,108,463
Expenses:
Investment advisory fee	3,242,942
Administration fee	178,930
Transfer agent fees	247
Trustees' fees	15,003
Custody fees	182,006
Reports to shareholders	96,309
Audit fees	23,546
Legal fees	22,885
Chief compliance officer expenses (See Note 4)	10,110
Commitment fee for line of credit (See Note 5)	2,040
Other expenses	25,123
Net Expenses	3,799,141
Net Investment Income	5,309,322
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	61,679,342
Foreign currency translations	(255,221)
Net realized gain	61,424,121
Net change in unrealized appreciation (depreciation) on:
Investments	(26,610,042)
Foreign currency translations	(626)
Net change in unrealized depreciation	(26,610,668)
Net realized and unrealized gain	34,813,453
Net Increase in Net Assets from Operations	$40,122,775

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$5,309,322	$10,657,545
Net realized gain (loss) on:
Investments	61,679,342	59,347,239
Foreign currency translations	(255,221)	(293,590)
Forward foreign currency exchange contracts	—	536,207
Net change in unrealized appreciation (depreciation) on:
Investments	(26,610,042)	63,222,289
Affiliated investments	—	4,709,968
Foreign currency translations	(626)	(3,456)
Forward foreign currency exchange contracts	—	(447,630)
Foreign capital gains tax	—	299,433
Net Increase in Net Assets from Operations	40,122,775	138,028,005
Distributions to Shareholders From:
Net investment income	(13,530,998)	(8,399,015)
Net realized gains	(50,758,012)	(64,994,967)
Total Distributions to Shareholders	(64,289,010)	(73,393,982)
Share Transactions:
Subscriptions	21,633,933	19,075,946
Distributions reinvested	64,289,010	73,393,982
Redemptions	(49,062,620)	(136,654,538)
Net Increase (Decrease) from Share Transactions	36,860,323	(44,184,610)
Total Increase in Net Assets	12,694,088	20,449,413
Net Assets:
Beginning of period	702,666,663	682,217,250
End of period	$715,360,751	$702,666,663
Overdistributed net investment income	$(14,776,742)	$(6,555,066)

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2013		2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$31.19		$28.79		$36.16		$29.68		$20.69		$44.04
Income from Investment Operations:
Net investment income	0.24		0.46		0.42		0.35		0.30		0.52
Net realized and unrealized gain (loss)	1.61		5.27		(5.31)		6.93		9.61		(18.37)
Reimbursement from affiliate	—		—		0.00	(a)	—		—		—
Total from Investment Operations	1.85		5.73		(4.89)		7.28		9.91		(17.85)
Less Distributions to Shareholders:
Net investment income	(0.62)		(0.38)		(1.64)		(0.80)		(0.93)		(0.34)
Net realized gains	(2.32)		(2.95)		(0.84)		—		—		(5.16)
Total Distributions to Shareholders	(2.94)		(3.33)		(2.48)		(0.80)		(0.93)		(5.50)
Increase from regulatory settlements	—		—		—		—		0.01		—
Net Asset Value, End of Period	$30.10		$31.19		$28.79		$36.16		$29.68		$20.69
Total Return	5.77%		21.56	%(b)	(14.62	)%(b)	24.92	%(b)	49.78%		(45.60)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses	1.06	%(c)(d)	1.08	%(d)	1.06	%(d)	1.07	%(d)	1.05	%(d)	1.02%
Total net expenses	1.06	%(c)(d)	1.05	%(d)(e)	1.00	%(d)(e)	1.04	%(d)(e)	1.05	%(d)(e)	1.02	%(e)
Net investment income	1.48	%(c)	1.51%		1.25%		1.12%		1.23%		1.67%
Portfolio turnover rate	26%		34%		36%		32%		37%		36%
Net assets, end of period (000s)	$715,361		$702,667		$682,217		$925,761		$1,442,428		$972,860

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(c)  Annualized.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2013 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2013, is included in the Statement of Operations.

Wanger International 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$13,479,204	$—	$13,479,204	$—	$13,479,204	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise

Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1billion	0.80%
$1 billion and over	0.72%

For the six months ended June 30, 2013, the annualized effective investment advisory fee rate was 0.91% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2013, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

Wanger International 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

For the six months ended June 30, 2013, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $121,931.

5.  Borrowing Arrangements

During the six months ended June 30, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, and in the amount of $200 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust renewed the line of credit in July in the amount of $150 million, and will continue to do so each year, at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2013	Year ended December 31, 2012
Shares sold	644,036	635,020
Shares issued in reinvestment of dividend distributions	2,098,205	2,667,193
Less shares redeemed	(1,502,652)	(4,471,543)
Net increase (decrease) in shares outstanding	1,239,589	(1,169,330)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2013, were $186,965,946 and $210,546,483, respectively.

8.  Shareholder Concentration

At June 30, 2013, one unaffiliated shareholder account owned 19.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 56.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of

Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2013 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger International (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (the Board's Investment Performance Analysis Committee meets frequently with them as well), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2013 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 5, 2013, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2012. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the five-year period.

The Trustees considered that the Fund's returns were excellent versus its peer group and benchmark over the five-year period ending December 31, 2012. The Trustees noted that the Fund underperformed its Morningstar peers but not its Lipper peers for the one- and three-year periods and had outperformed its benchmark for both periods. They also considered that the Fund exposed shareholders to less risk than its peers.

The Trustees noted that the Fund's performance was satisfactory over the longer term but that the decline in recent performance was being monitored closely by the Board and the Investment Performance Analysis Committee.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than the Lipper peer group expenses, but lower than the Morningstar peer group. The Trustees also took into account that the actual advisory fees paid by the Fund were lower than the Morningstar median but higher than Lipper peers.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional

Wanger International 2013 Semiannual Report

Board Approval of the Advisory Agreement, continued

separate accounts, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn International's advisory fees at the same asset levels. The Trustees also examined Columbia WAM's institutional separate account fees for parallel investment strategies and determined that institutional account advisory fees tended to be lower than or equal to the Fund. The Trustees noted that Columbia WAM performs significant additional services for the Fund that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Fund's other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, Columbia WAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM were reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment manager and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment managers in the mutual fund industry. The Trustees concluded that Columbia WAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review

Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On June 5, 2013, the Trustees approved continuation of the Advisory Agreement through July 31, 2014.

Wanger International 2013 Semiannual Report

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Wanger International 2013 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Columbia Wanger Funds

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(8/13) 710322

Wanger International Select

2013 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2013, CWAM managed $34.9 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser, insurance company, qualified pension or retirement plan sponsor or call 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or participants in qualified retirement or other plans (collectively, Qualified Plans). If you are the owner of a Contract or a participant in a Qualified Plan, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

The views expressed in "Health Care in the United States" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from those stated. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

  Wanger International Select

  2013 Semiannual Report

2	Understanding Your Expenses
3	Health Care in the United States
6	Performance Review
8	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
20	Board Approval of the Advisory Agreement

Wanger International Select 2013 Semiannual Report

Understanding Your Expenses

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees or exchange fees charged under your contract or qualified plan. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate the ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2013 – June 30, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	1,017.80	1,017.41	7.17	7.17	1.45

*  Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account.

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Wanger International Select 2013 Semiannual Report

Health Care in the United States

Critics of the U.S. health care system note that the World Health Organization (WHO) ranked the United States thirtieth in the world in life expectancy1 despite the fact that the United States spends more money per capita on health care than any other country. They argue that health care in the United States is inferior to health care in many other developed countries.

Scott W. Atlas's book, In Excellent Health, Setting the Record Straight on America's Health Care,2 analyzes the consequences of poor lifestyle choices made by many Americans and how the U.S. health care system operates compared to health care systems elsewhere. His book cites numerous studies indicating the U.S. health care system does a great job addressing the health concerns of Americans and is likely the best system in the world.

Life Expectancy

The United States is much more violent and accident-prone than other developed countries. Homicide rates in the United States are ten times that of the United Kingdom and five times that of Canada.3 Death rates from transportation accidents in the United States are 250% that of the United Kingdom and 160% that of Canada.4 Murder and accidents account for the majority of deaths among young adults in the United States,5 and deaths at young ages substantially impact life expectancies.

Robert Ohsfeldt's and John Schneider's book, The Business of Health,6 attempts to quantify the impact of fatal injuries on life expectancy. Using linear regression, they calculate that after standardizing for fatal injuries alone, the United States would edge out Switzerland by 0.3 years and have the highest life expectancy of any country in the world.7

Other studies indicate that violence and accidents account for much, but not all, of the life expectancy shortfall in the United States. A National Academy of Sciences panel addressing cross-national health differences issued a paper that indicated 57% of the life expectancy gap for males under age 50 and 38% for females under 50 is explained by higher violence and accidents in the United States.8

The United States has a much higher incidence of obesity than other developed countries. Atlas notes that in 2010 34% of people in the United States were obese compared to 15% in Canada, 17% in Western Europe and about 24% in the United Kingdom.9 The Organization for Economic Cooperation and Development (OECD) estimates that obesity reduces life spans by up to eight to ten years.10 Sadly, the worst is yet to come for the United States, as obesity rates have increased and there appears to be a 25-year time lag between becoming obese and suffering premature death.11

Cigarette use in the United States is down substantially; smoking rates are now lower than most other OECD countries.12 However, studies have found a time lag of roughly 25 to 30 years between smoking and lung cancer mortality.13 The United States had the highest rate of smoking in the developed world from the 1930s to the mid-1980s and, according to a 2007 study, 53% of Americans were current or former smokers, compared to 43% of Western Europeans.14 Clearly the United States' legacy of smoking continues to impact health. The Surgeon General estimates that cigarette smoking causes 443,000 deaths in the United States yearly, nearly one-fifth of all deaths.15

With respect to neonatal mortality, Atlas writes that the United States has stringent reporting requirements and definitions. Birth registrations in the United States are done by hospitals and health care professionals, while many other countries rely on reporting by families or surveys.16 In the United States, a live birth is tabulated should a newborn breathe, have a beating heart, move voluntary muscles or show any other evidence of life.17 According to WHO, countries representing only 13% of births worldwide had reliable data meeting this definition.18

Elsewhere, definitions for live births vary greatly. Some countries consider births as live only if 28 weeks gestation was achieved, if a baby is 30 centimeters long, or if a baby survives 24 hours.19 Otherwise, the baby is classified as stillborn and is not considered an infant mortality. Atlas states, "... considering that roughly half of all U.S. infant mortality occurs in the first twenty-four hours, the single criterion of omitting deaths within the first twenty-four hours by many European nations generates their falsely superior infant mortality rates."20

Data from 2004 indicated that the United States had 12% of births classified as preterm (under 32 weeks gestation), a rate 50% to 100% higher than most European countries.21 These figures are impacted by the fact the United States has more multiple gestation pregnancies. Since the early 1980s, the incidence of triplets in the United States has more than tripled to over 140 births per 100,000.22 Atlas notes that in 2007, 17% of twins and 40% of triplets in the United States were associated with fertility treatments.

The United States health care system should be applauded for its efforts to save premature babies rather than write them off as stillborn, as many other countries do. Except for a very limited number of abusive cases, fertility treatment should be considered a virtue of the U.S. health care system. Yet, coupled with superior record keeping, these efforts depress the country's life expectancy ranking.

Diagnosis, Treatment and Outcomes

The Centers for Disease Control and Prevention (CDC) lists heart disease as the top killer in the United States, accounting for 25% of deaths, followed by cancer at 23%, and stroke a distant third at 6%.23 Rather than judge a health care system on reported life expectancy, Atlas assesses health care quality in the United States based on actual medical care, especially diagnosis and treatment of important diseases, using objective data.

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Wanger International Select 2013 Semiannual Report

Atlas notes the challenges facing the health care system due to the poor lifestyle choices of many Americans. The CDC estimates that 80% of diabetes, heart disease and stroke, and 40% of cancer, could be eliminated through reduction in obesity and smoking.24 The rate of diabetes in the United States is typically 33% to 100% higher than other developed countries.25 A 2007 study indicated that 12% of Americans over age 50 were diagnosed with cancer, compared to only 5% in a composite of 10 European countries.26

Atlas cites data showing more timely diagnosis and treatment in the United States as compared to other countries. He writes that, "... prolonged wait times are commonly found in health systems with government-controlled nationalized health insurance."27 Numerous countries with single payer systems had to create policies to address prolonged wait times, including Canada, England, Italy, Sweden and Spain.

The United States is among the world's leaders in per capita computerized tomography (CT) and magnetic resonance imaging (MRI) scanners,28 which are crucial to accurately diagnosing leading fatal diseases and guiding lower risk and more effective treatments. In the United States, referring doctors book CT and MRI appointments within days. In other countries, people wait. In 2010, the average wait time in Canada for a CT scan was 4 weeks and for an MRI, 10 weeks.29 A 2011 study in the United Kingdom indicated thousands of people waited over six weeks for an MRI scan. With respect to breast cancer biopsies, another survey indicated that only 1% of U.S. patients waited three weeks or more while 44% of Canadian and 20% of U.K. patients waited that long.30

Treatment of diseases also tends to be very timely in the United States. One study indicated that no elective (non-emergency) cardiac bypass patients in the United States were known to have waited more than three months, while 47% in Canada and 89% in the United Kingdom waited at least that long.31

Furthermore, treatments in the United States tend to be aggressive. A 2009 paper written by

University of Pennsylvania professor Samuel Preston and doctoral candidate Jessica Ho states that 88% of Americans with high cholesterol are being medicated versus 62% of Europeans. Likewise a higher percentage of Americans over age 50 with heart disease receive medication. Among those with hypertension in the United States, 66% were being successfully treated, versus 25% to 49% in other countries.32

With respect to cancer, Preston and Ho cite studies showing that the United States tends to have the highest percentage of screenings for breast, cervical, prostate and colon cancer.33 If cancer is detected, Americans tend to receive more surgery, chemotherapy and advanced cancer drugs. A 2008 study calculated five-year survival rates for breast, colorectal and prostate cancers. Patients in the United States lead the world with a 74% survival rate. Second-best Canada came in at 71% and the United Kingdom was a laggard at 52%.

Atlas adds that new oncology drugs are most often approved and first used in the United States.34 Some 80% of worldwide medical innovation originates in the United States and, since the mid-1970s, U.S. scientists have won more than half of Nobel Prize awards in medicine and physiology.

The statistics are clear. Sick Americans are more likely to receive timely and aggressive health care than citizens of other countries. Atlas writes, "Availability of state-of-the-art medical technology, timely access to specialists, the most effective screening, the shortest wait times for life-changing surgeries, the newest, most effective drugs for more accurate, safer diagnosis and for the most advanced treatment are all superior in the United States."35

Many people appear to agree. In 2008, a McKinsey & Company study estimated that up to 85,000 patients sought in-patient treatment outside their home country. Of that number, 87% traveled to the United States for advanced medical technology, better quality care or quicker access to care. In contrast, critics of the U.S.

health care system don't appear to be traveling to Cuba for treatment. Based on the facts, I agree with Atlas.

Health Care Economics and Investment Implications

Atlas states that the, "... only real crisis in America's health care today is the unsustainable and increasing burden of health care costs..."36 and recommends free market reforms. Health care costs are not the topic of this essay, but world-class health care clearly is expensive, and costs in the United States are exacerbated by detrimental lifestyle choices. I also believe that poor government policies result in few incentives for cost restraint.

Columbia Wanger Asset Management, the investment manager of the Columbia Wanger Funds, strives to provide Columbia Wanger Fund investors with investments in health care companies that are pursuing breakthrough drugs and devices, with the potential to transform treatment of serious and poorly managed diseases. For example, in pivotal studies Seattle Genetics' drug Adcetris delivered 80% response rates in advanced Hodgkin's lymphoma patients who had exhausted all other treatment options.37 In addition, we seek to invest in companies with products and services that we believe increase the cost effectiveness of health care delivery. We attempt to avoid investing in health care companies that may be more likely to be subject to cost cuts or price controls.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

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Wanger International Select 2013 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Atlas, Scott W., In Excellent Health, Setting the Record Straight on American's Heath Care, (Stanford, California, Hoover Institution Press), p. 2.

2  Ibid.

3  Ohsfeldt, Robert L., and Schneider, John E., The Business of Health, The Role of Competition, Markets, and Regulation, (Washington, D.C., The AEI Press), p. 19.

4  Atlas, Scott W., op. cit., p. 28.

5  Ibid., p. 28.

6  Ohsfeldt, Robert L., and Schneider, John E., op. cit.

7  Ibid., p. 22.

8  Steven H. Woolf and Laudan Aron, Editors; Panel on Understanding Cross-National Health Differences Among High-Income Countries; Committee on Population; Division of Behavioral and Social Sciences and Education; National Research Council; Board on Population Health and Public Health Practice; Institute of Medicine, www.nap.edu.

9  Atlas, Scott W., op. cit., p. 105.

10  Ibid., p. 31.

11  Ibid., p. 107.

12  Ibid., p. 40.

13  Ibid., p. 41.

14  Ibid., p. 111.

15  Ibid., p. 108.

16  Ibid., p. 60.

17  Ibid., p. 67.

18  Ibid., p. 71.

19  Ibid., p. 68.

20  Ibid., p. 70.

21  Ibid., p. 73.

22  Ibid., p. 89.

23  Ibid., p. 119.

24  Ibid., p. 103.

25  Ibid., p. 113.

26  Preston, Samuel H., and Ho, Jessica Y., "Low Life Expectancy in the United States: Is the Health Care System at Fault?" University of Pennsylvania Scholarly Commons Working Paper Series, July 1, 2009, p. 4, http://repository.upenn.edu/psc_working_papers/13/. Accessed July 24, 2013.

27  Atlas, Scott W., op. cit., p. 159.

28  Ibid., p. 192-193.

29  Ibid., p. 194.

30  Ibid., p. 175.

31  Ibid., p. 187.

32  Preston, Samuel H., and Ho, Jessica Y., op. cit., p. 6.

33  Ibid., p. 3.

34  Atlas, Scott W., op. cit., p. 222.

35  Ibid., p. 233.

36  Ibid., p. 245.

37  Seattle Genetics is held in the following Columbia Wanger Funds: Wanger USA, 1.2%; Wanger Select, 1.3%.

5

Wanger International Select 2013 Semiannual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger International Select finished the semiannual period ended June 30, 2013, up 1.78%. This compares to a 4.30% gain by its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Overall, the Fund's very strong stock performance in Japan was more than offset by an overweight in the underperforming materials sector.

Start Today, a Japanese online apparel retailer, was the top contributor to Fund gains for the first half of 2013. Up 114%, the company continued to benefit from improved marketing and cost cutting, combined with strong revenue growth. NGK Spark Plug, a Japanese auto parts manufacturer, ended the half year up 53%, as exporters continued to benefit from a weaker yen. Rounding out the Japanese winners, Seven Bank, a provider of ATM processing services, enjoyed a 39% year-to-date gain as the company continued expansion of ATMs in the 7-11 store network in Japan. Far EasTone Telecom, Taiwan's third largest mobile operator, and Taiwan Mobile, its second largest, rebounded from early declines in the period to end the six months up 5% and 7%, respectively. Both companies continue to report very steady earnings growth driven by increasing smartphone usage and subsequent data growth.

As mentioned, the Fund's performance during the period was dampened by its overweight in the materials sector. Eight of the ten greatest detractors from performance during the six-month period were mining stocks. The list included Brazilian gold miner Beadell Resources, Fresnillo, a silver and metal byproduct miner in Mexico, and Australian gold miner Regis Resources. Each fell more than 50% during the half year period. Falling gold and silver prices drove the sector's underperformance despite individual companies' reports of good operating results. The Fund cut back on its exposure in the materials sector early in the period, but we believe that historically low valuations at this point argue for leaving its current weighting in place.

Real estate stocks pulled back late in the period on fears of higher interest rates. Singaporean industrial property landlords Ascendas REIT and Mapletree Logistics Trust fell 8% and 5%, respectively. Operationally, these REITs continue to perform well.

Monetary policy has been one of the main drivers of stock market performance and those countries with significant easing programs (Japan and the United States, for example) have reported strong returns while those countries that do not have similar programs (Hong Kong, Korea, many emerging markets) have been decidedly weak. Fund holdings reflected this trend with strength coming from Japanese names, while those listed in emerging markets struggled during the period. The Fund will continue to focus on companies with strong fundamentals but will seek to be mindful of the impact that government policies are having on the investment environment.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. The Fund has potentially greater price volatility due to its concentration in a limited number of stocks of small- and mid-size companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/13

Far EasTone Telecom	7.3%
Taiwan Mobile	5.3
NGK Spark Plug	4.6
Start Today	4.6
Ascendas REIT	4.6
Seven Bank	2.9
Mapletree Logistics Trust	2.6
Beadell Resources	1.6
Regis Resources	1.3
Fresnillo	0.9

6

Wanger International Select 2013 Semiannual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through June 30, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through June 30, 2013, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/13

1. Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	7.3%
2. Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	5.3
3. NGK Spark Plug (Japan) Automobile Parts	4.6
4. Start Today (Japan) Online Japanese Apparel Retailer	4.6
5. Ascendas REIT (Singapore) Industrial Property Landlord	4.6
6. CCL Industries (Canada) Largest Global Label Converter	3.9
7. Jardine Lloyd Thompson Group (United Kingdom) International Business Insurance Broker	3.7
8. Seven Bank (Japan) ATM Processing Services	2.9
9. Mapletree Logistics Trust (Singapore) Industrial Property Landlord	2.6
10. Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.4

Top 5 Countries

As a percentage of net assets, as of 6/30/13

Japan	20.8%
Taiwan	14.5
Singapore	9.6
United Kingdom	9.1
Australia	4.3

Results as of June 30, 2013

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger International Select	-1.30%	1.78%	12.97%	0.89%	11.98%
S&P Developed Ex-U.S. Between $2B and $10B Index**	-1.05	4.30	17.71	1.17	10.30
MSCI EAFE Index (Net)	-0.98	4.10	18.62	-0.63	7.67
Lipper Variable Underlying International Growth Funds Index	-1.78	2.16	15.59	0.02	7.88

*Not annualized.

**The Fund's primary benchmark.

NAV as of 6/30/13: $18.39

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 1.42% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The performance of the MSCI EAFE Index (Net) is provided to show how the Fund's performance compares to a widely recognized broad-based index of foreign market performance. The Lipper Variable Underlying International Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying International Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger International Select 2013 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Equities – 90.6%
	Asia – 51.7%
	Japan – 20.8%
55,000	NGK Spark Plug Automobile Parts	$1,100,819
55,500	Start Today Online Japanese Apparel Retailer	1,086,778
192,000	Seven Bank ATM Processing Services	696,016
7,200	Rinnai Gas Appliances for Household & Commercial Use	511,960
56	Nippon Prologis REIT (a) Logistics Real Estate Investment Trust in Japan	485,926
9,000	Toyo Suisan Kaisha Instant Noodle Manufacturer	299,455
6,400	Familymart Convenience Store Operator	273,078
223	Orix JREIT Diversified Real Estate Investment Trust	254,530
13,000	Park24 Parking Lot Operator	235,847
		4,944,409
	Taiwan – 14.5%
647,000	Far EasTone Telecom Taiwan's Third Largest Mobile Operator	1,734,029
318,000	Taiwan Mobile Taiwan's Second Largest Mobile Operator	1,252,810
261,000	CTCI Corp International Engineering Firm	473,368
		3,460,207
	Singapore – 9.6%
618,000	Ascendas REIT Industrial Property Landlord	1,083,035
704,000	Mapletree Logistics Trust Industrial Property Landlord	610,159
384,000	Mapletree Industrial Trust Industrial Property Landlord	399,065
197,000	Mapletree Commercial Trust Retail & Office Property Landlord	183,595
		2,275,854
Number of Shares		Value
	Indonesia – 2.4%
783,000	Archipelago Resources (b) Gold Mining Projects in Indonesia, Vietnam & the Philippines	$562,702
	Korea – 2.3%
6,350	Coway Household Appliance Rental Service Provider	308,573
5,330	Kepco Plant Service & Engineering Power Plant & Grid Maintenance	242,686
		551,259
	Hong Kong – 2.1%
157,000	Melco International Macau Casino Operator	294,585
278,000	Mapletree Greater China Commercial Trust (b) Retail & Office Property Landlord	206,623
		501,208
	Total Asia	12,295,639
	Europe – 20.2%
	United Kingdom – 9.1%
64,000	Jardine Lloyd Thompson Group International Business Insurance Broker	886,479
46,000	Smith & Nephew Medical Equipment & Supplies	515,194
6,000	Whitbread The UK's Leading Hotelier & Coffee Shop	279,118
17,500	Telecity European Data Center Provider	269,676
13,086	Babcock International Public Sector Outsourcer	219,726
		2,170,193
	Denmark – 3.4%
10,000	SimCorp Software for Investment Managers	297,223
7,500	Jyske Bank (b) Danish Bank	282,105
7,000	Novozymes Industrial Enzymes	224,211
		803,539

See accompanying notes to financial statements.
8

Wanger International Select 2013 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	France – 2.2%
8,000	Neopost Postage Meter Machines	$529,694
	Switzerland – 1.8%
1,570	Partners Group Private Markets Asset Management	424,966
	Germany – 1.1%
9,800	Wirecard Online Payment Processing & Risk Management	266,658
	Iceland – 1.1%
252,000	Marel Largest Manufacturer of Poultry & Fish Processing Equipment	266,602
	Sweden – 1.1%
9,700	Hexagon Design, Measurement & Visualization Software & Equipment	259,294
	Netherlands – 0.4%
11,496	Imtech (a) (b) Technical Installation & Maintenance	84,622
	Total Europe	4,805,568
	Other Countries – 13.3%
	Australia – 4.3%
130,500	Challenger Financial Largest Annuity Provider	475,872
117,000	Regis Resources (b) Gold Mining in Australia	309,715
47,000	IAG General Insurance Provider	233,294
		1,018,881
	Canada – 4.0%
15,000	CCL Industries Largest Global Label Converter	925,359
1,400	Goldcorp Gold Mining	34,622
		959,981
	South Africa – 2.5%
55,451	Coronation Fund Managers South African Fund Manager	352,027
Number of Shares		Value
3,400	Naspers Media in Africa, China, Russia & Other Emerging Markets	$250,960
		602,987
	United States – 2.5%
6,000	Atwood Oceanics (b) Offshore Drilling Contractor	312,300
4,600	SM Energy Oil & Gas Producer	275,908
		588,208
	Total Other Countries	3,170,057
	Latin America – 5.4%
	Guatemala – 2.3%
39,000	Tahoe Resources (b) Silver Project in Guatemala	552,905
	Brazil – 1.6%
797,500	Beadell Resources (b) Gold Mining in Brazil	372,067
	Mexico – 0.9%
16,000	Fresnillo Silver & Metal Byproduct Mining in Mexico	216,013
	Uruguay – 0.6%
13,068	Union Agriculture Group (b) (c) (d) Farmland Operator in Uruguay	135,254
	Colombia – %
120,000	Santa Maria Petroleum (b) (c) Explores for Oil & Gas in Latin America	2,995
	Total Latin America	1,279,234
Total Equities (Cost: $18,589,083) – 90.6%		21,550,498	(e)
Short-Term Investments – 9.4%
2,251,865	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	2,251,865
Total Short-Term Investments (Cost: $2,251,865) – 9.4%		2,251,865

See accompanying notes to financial statements.
9

Wanger International Select 2013 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
Securities Lending Collateral – 2.1%
491,226	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	$491,226
Total Securities Lending Collateral (Cost: $491,226)		491,226
Total Investments (Cost: $21,332,174) (g) – 102.1%		24,293,589
Obligation to Return Collateral for Securities Loaned – (2.1)%		(491,226)
Cash and Other Assets Less Liabilities – —%		(9,464)
Net Assets – 100.0%		$23,792,899

  REIT = Real Estate Investment Trust

Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2013. The total market value of securities on loan at June 30, 2013 was $466,218.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2013, the market value of these securities amounted to $138,249, which represented 0.58% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	13,068	$150,000	$135,254
Santa Maria Petroleum	1/14/11	120,000	151,653	2,995
			$301,653	$138,249

(d)  Illiquid security.

(e)  On June 30, 2013, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$4,944,409	20.8
Taiwan Dollar	3,460,207	14.5
British Pound	2,948,908	12.4
Hong Kong Dollar	2,482,477	10.4
Canadian Dollar	1,481,259	6.2
Australian Dollar	1,390,948	5.9
Other currencies less than 5% of total net assets	4,842,290	20.4
Total Equities	$21,550,498	90.6

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2013, for federal income tax purposes, the cost of investments was $21,332,174 and net unrealized appreciation was $2,961,415 consisting of gross unrealized appreciation of $4,380,067 and gross unrealized depreciation of $1,418,652.

  At June 30, 2013, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	5,977,020	$600,000	7/15/13	$(3,474)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

  USD = United States Dollar

  ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing

See accompanying notes to financial statements.
10

Wanger International Select 2013 Semiannual Report

Wanger International Select

Statement of Investments (Unaudited), June 30, 2013

appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$—	$12,295,639	$—	$12,295,639
Europe	—	4,805,568	—	4,805,568
Other Countries	1,548,189	1,621,868	—	3,170,057
Latin America	552,905	591,075	135,254	1,279,234
Total Equities	2,101,094	19,314,150	135,254	21,550,498
Total Short-Term Investments	2,251,865	—	—	2,251,865
Total Securities Lending Collateral	491,226	—	—	491,226
Total Investments	$4,844,185	$19,314,150	$135,254	$24,293,589
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(3,474)	—	(3,474)
Total	$4,844,185	$19,310,676	$135,254	$24,290,115

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
11

Wanger International Select 2013 Semiannual Report

Wanger International Select

Portfolio Diversification (Unaudited) June 30, 2013

At June 30, 2013, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Consumer Goods & Services
Other Durable Goods	$1,612,779	6.8
Retail	1,359,856	5.7
Nondurables	925,359	3.9
Other Consumer Services	308,573	1.3
Food & Beverage	299,455	1.2
Casinos & Gaming	294,585	1.2
Restaurants	279,118	1.2
	5,079,725	21.3
Information
Mobile Communications	2,986,839	12.6
Business Software	556,517	2.3
Computer Services	269,676	1.1
Financial Processors	266,658	1.1
Internet Related	250,960	1.1
	4,330,650	18.2
Finance
Insurance	1,595,645	6.7
Banks	978,121	4.1
Brokerage & Money Management	776,993	3.3
	3,350,759	14.1
Other Industries
Real Estate	3,222,933	13.5
	3,222,933	13.5
Energy & Minerals
Mining	2,048,024	8.6
Oil Services	312,300	1.3
Oil & Gas Producers	278,903	1.2
Agricultural Commodities	135,254	0.6
	2,774,481	11.7
	Value	Percentage of Net Assets
Industrial Goods & Services
Machinery	$796,296	3.4
Construction	473,368	2.0
Outsourcing Services	462,412	1.9
Other Industrial Services	320,469	1.4
Industrial Materials & Specialty Chemicals	224,211	0.9
	2,276,756	9.6
Health Care
Medical Equipment & Devices	515,194	2.2
	515,194	2.2
Total Equities:	21,550,498	90.6
Short-Term Investments:	2,251,865	9.4
Securities Lending Collateral:	491,226	2.1
Total Investments:	24,293,589	102.1
Obligation to Return Collateral for Securities Loaned:	(491,226)	(2.1)
Cash and Other Assets Less Liabilities:	(9,464)	(0.0)*
Net Assets:	$23,792,899	100.0%

*  Rounds to zero.

See accompanying notes to financial statements.
12

Wanger International Select 2013 Semiannual Report

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

Assets:
Investments, at cost	$21,332,174
Investments, at value (including securities on loan of $466,218)	$24,293,589
Foreign currency (cost of $5,814)	5,814
Receivable for:
Investments sold	115,939
Fund shares sold	11,569
Securities lending income	1,755
Dividends	4,941
Foreign tax reclaims	13,099
Expense reimbursement due from investment advisor	97
Prepaid expenses	143
Total Assets	24,446,946
Liabilities:
Collateral on securities loaned	491,226
Unrealized depreciation on forward foreign currency exchange contracts	3,474
Payable for:
Investments purchased	121,364
Fund shares redeemed	2,550
Investment advisory fee	606
Administration fee	32
Trustees' fees	7,017
Custody fee	4,389
Reports to shareholders	2,284
Other liabilities	21,105
Total Liabilities	654,047
Net Assets	$23,792,899
Composition of Net Assets:
Paid-in capital	$20,914,502
Overdistributed net investment income	(1,257,765)
Accumulated net realized gain	1,178,964
Net unrealized appreciation (depreciation) on:
Investments	2,961,415
Foreign currency translations	(743)
Forward foreign currency exchange contracts	(3,474)
Net Assets	$23,792,899
Fund Shares Outstanding	1,293,683
Net asset value, offering price and redemption price per share	$18.39

Statement of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net foreign taxes withheld of $27,240)	$239,920
Interest income	7
Securities lending income, net	7,465
Total Investment Income	247,392
Expenses:
Investment advisory fee	113,774
Administration fee	6,052
Transfer agent fees	82
Trustees' fees	1,366
Custody fees	28,651
Reports to shareholders	12,191
Audit fees	16,550
Legal fees	815
Chief compliance officer expenses (See Note 4)	358
Commitment fee for line of credit (See Note 5)	73
Other expenses	967
Total Expenses	180,879
Advisory fee waiver (See Note 4)	(5,377)
Net Expenses	175,502
Net Investment Income	71,890
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,124,130
Foreign currency translations	2,164
Forward foreign currency exchange contracts	88,919
Net realized gain	1,215,213
Net change in unrealized appreciation (depreciation) on:
Investments	(856,485)
Foreign currency translations	(461)
Forward foreign currency exchange contracts	25,349
Net change in unrealized depreciation	(831,597)
Net realized and unrealized gain	383,616
Net Increase in Net Assets from Operations	$455,506

See accompanying notes to financial statements.
13

Wanger International Select 2013 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$71,890	$394,578
Net realized gain (loss) on:
Investments	1,124,130	2,993,706
Foreign currency translations	2,164	(10,501)
Forward foreign currency exchange contracts	88,919	(13,334)
Net change in unrealized appreciation (depreciation) on:
Investments	(856,485)	1,544,427
Foreign currency translations	(461)	549
Forward foreign currency exchange contracts	25,349	37,539
Net Increase in Net Assets from Operations	455,506	4,946,964
Distributions to Shareholders From:
Net investment income	(1,269,064)	(278,945)
Net realized gains	(876,210)	—
Total Distributions to Shareholders	(2,145,274)	(278,945)
Share Transactions:
Subscriptions	982,122	1,426,353
Distributions reinvested	2,145,274	278,945
Redemptions	(2,460,926)	(5,575,629)
Net Increase (Decrease) from Share Transactions	666,470	(3,870,331)
Total Increase (Decrease) in Net Assets	(1,023,298)	797,688
Net Assets:
Beginning of period	24,816,197	24,018,509
End of period	$23,792,899	$24,816,197
Overdistributed net investment income	$(1,257,765)	$(60,591)

See accompanying notes to financial statements.
14

Wanger International Select 2013 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2013		2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$19.83		$16.44		$18.57		$15.42		$12.01		$28.07
Income from Investment Operations:
Net investment income	0.06		0.29		0.14		0.09		0.10		0.21
Net realized and unrealized gain (loss)	0.31		3.32		(1.99)		3.28		3.71		(10.31)
Total from Investment Operations	0.37		3.61		(1.85)		3.37		3.81		(10.10)
Less Distributions to Shareholders:
Net investment income	(1.07)		(0.22)		(0.28)		(0.22)		(0.40)		(0.09)
Net realized gains	(0.74)		—		—		—		—		(5.87)
Total Distributions to Shareholders	(1.81)		(0.22)		(0.28)		(0.22)		(0.40)		(5.96)
Net Asset Value, End of Period	$18.39		$19.83		$16.44		$18.57		$15.42		$12.01
Total Return	1.78	%(a)	22.00%		(10.11	)%(a)	22.09%		32.92	%(a)	(44.35)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses	1.49	%(b)(c)	1.43	%(c)	1.45	%(c)	1.38	%(c)	1.49%		1.24%
Total net expenses	1.45	%(b)(c)	1.42	%(c)(d)	1.40	%(c)(d)	1.38	%(c)(d)	1.45	%(d)	1.24	%(d)
Net investment income	0.59	%(b)	1.57%		0.77%		0.57%		0.75%		1.10%
Portfolio turnover rate	49%		58%		44%		37%		62%		68%
Net assets, end of period (000s)	$23,793		$24,816		$24,019		$31,669		$31,454		$29,604

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  Annualized.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger International Select 2013 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger International Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Derivative Instruments

The Fund invests in forward foreign currency exchange contracts, on a very limited basis, as detailed below, to hedge the currency exposure associated with some of the Fund's securities. Forward foreign currency exchange contracts are derivative instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, in this case, currencies. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some of the Fund's securities. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the gross and net amount of assets and liabilities of the Fund available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Liabilities	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount (b)
Forward foreign currency exchange contracts	$3,474	$—	$3,474	$—	$—	$—	$3,474

(a)  Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due to counterparties in the event of default.

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Wanger International Select 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statement of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2013:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	$(3,474)

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$88,919

Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign exchange risk	$25,349

The following table is a summary of the volume of derivative instruments for the six months ended June 30, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	8

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2013, is included in the Statement of Operations.

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$466,218	$—	$466,218	$—	$466,218	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

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Wanger International Select 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The value of capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2012, was $1,870,724.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the six months ended June 30, 2013, the annualized effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2014, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis.

The reimbursement to the Fund for the six months ended June 30, 2013, was $5,377.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2013, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the six months ended June 30, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, and in the amount of $200 million therafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust renewed the line of credit in July in the amount of $150 million, and will continue to do so each year for one year durations annually in July at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2013.

18

Wanger International Select 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2013	Year ended December 31, 2012
Shares sold	49,454	77,088
Shares issued in reinvestment of dividend distributions	115,648	14,145
Less shares redeemed	(122,631)	(301,238)
Net increase (decrease)in shares outstanding	42,471	(210,005)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2013, were $10,899,590 and $12,457,637, respectively.

8.  Shareholder Concentration

At June 30, 2013, two unaffiliated shareholder accounts owned an aggregate of 93.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

19

Wanger International Select 2013 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger International Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (the Board's Investment Performance Analysis Committee meets frequently with them as well), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2013 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 5, 2013, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2012. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the five-year period.

The Trustees considered that the Fund's returns were mixed versus its peer group over the five- and one-year periods ending December 31, 2012 with Morningstar rating the Fund below the median and Lipper rating the Fund above the median for the five-year period, and Lipper rating the Fund below median in the one-year period, while Morningstar rated it above the median. And in the three-year period, both services rated the Fund's performance well above the median. The Trustees also took into account that the Fund outperformed its benchmark for all periods. They also considered that the Fund exposed shareholders to less risk than its peers during these periods.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than both the Lipper and Morningstar peer groups. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median versus Lipper peers and lower than the median of Morningstar peers.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional

20

Wanger International Select 2013 Semiannual Report

Board Approval of the Advisory Agreement, continued

separate accounts, with similar investment strategies, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the the Fund's advisory fees were generally comparable to Columbia Acorn International Select's advisory fees at the same asset levels.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM were reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment manager and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment managers in the mutual fund industry. The Trustees concluded that Columbia WAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On June 5, 2013, the Trustees approved continuation of the Advisory Agreement through July 31, 2014.

21

Wanger International Select 2013 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(8/13) 710327

Wanger Select

2013 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2013, CWAM managed $34.9 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser, insurance company, qualified pension retirement plan sponsor or call 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or participants in qualified retirement or other plans (collectively, Qualified Plans). If you are the owner of a Contract or a participant in a Qualified Plan, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

The views expressed in "Health Care in the United States" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from those stated. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

  Wanger Select

  2013 Semiannual Report

2	Understanding Your Expenses
3	Health Care in the United States
6	Performance Review
8	Statement of Investments
13	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
19	Board Approval of the Advisory Agreement

Wanger Select 2013 Semiannual Report

Understanding Your Expenses

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees or exchange fees charged under your contract or qualified plan. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate the ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2013 - June 30, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	1,124.70	1,020.01	4.79	4.56	0.92

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account.

2

Wanger Select 2013 Semiannual Report

Health Care in the United States

Critics of the U.S. health care system note that the World Health Organization (WHO) ranked the United States thirtieth in the world in life expectancy1 despite the fact that the United States spends more money per capita on health care than any other country. They argue that health care in the United States is inferior to health care in many other developed countries.

Scott W. Atlas's book, In Excellent Health, Setting the Record Straight on America's Health Care,2 analyzes the consequences of poor lifestyle choices made by many Americans and how the U.S. health care system operates compared to health care systems elsewhere. His book cites numerous studies indicating the U.S. health care system does a great job addressing the health concerns of Americans and is likely the best system in the world.

Life Expectancy

The United States is much more violent and accident-prone than other developed countries. Homicide rates in the United States are ten times that of the United Kingdom and five times that of Canada.3 Death rates from transportation accidents in the United States are 250% that of the United Kingdom and 160% that of Canada.4 Murder and accidents account for the majority of deaths among young adults in the United States,5 and deaths at young ages substantially impact life expectancies.

Robert Ohsfeldt's and John Schneider's book, The Business of Health,6 attempts to quantify the impact of fatal injuries on life expectancy. Using linear regression, they calculate that after standardizing for fatal injuries alone, the United States would edge out Switzerland by 0.3 years and have the highest life expectancy of any country in the world.7

Other studies indicate that violence and accidents account for much, but not all, of the life expectancy shortfall in the United States. A National Academy of Sciences panel addressing cross-national health differences issued a paper that indicated 57% of the life expectancy gap for males under age 50 and 38% for females under 50 is explained by higher violence and accidents in the United States.8

The United States has a much higher incidence of obesity than other developed countries. Atlas notes that in 2010 34% of people in the United States were obese compared to 15% in Canada, 17% in Western Europe and about 24% in the United Kingdom.9 The Organization for Economic Cooperation and Development (OECD) estimates that obesity reduces life spans by up to eight to ten years.10 Sadly, the worst is yet to come for the United States, as obesity rates have increased and there appears to be a 25-year time lag between becoming obese and suffering premature death.11

Cigarette use in the United States is down substantially; smoking rates are now lower than most other OECD countries.12 However, studies have found a time lag of roughly 25 to 30 years between smoking and lung cancer mortality.13 The United States had the highest rate of smoking in the developed world from the 1930s to the mid-1980s and, according to a 2007 study, 53% of Americans were current or former smokers, compared to 43% of Western Europeans.14 Clearly the United States' legacy of smoking continues to impact health. The Surgeon General estimates that cigarette smoking causes 443,000 deaths in the United States yearly, nearly one-fifth of all deaths.15

With respect to neonatal mortality, Atlas writes that the United States has stringent reporting requirements and definitions. Birth registrations in the United States are done by hospitals and health care professionals, while many other countries rely on reporting by families or surveys.16 In the United States, a live birth is tabulated should a newborn breathe, have a beating heart, move voluntary muscles or show any other evidence of life.17 According to WHO, countries representing only 13% of births worldwide had reliable data meeting this definition.18

Elsewhere, definitions for live births vary greatly. Some countries consider births as live only if 28 weeks gestation was achieved, if a baby is 30 centimeters long, or if a baby survives 24 hours.19 Otherwise, the baby is classified as stillborn and is not considered an infant mortality. Atlas states, "... considering that roughly half of all U.S. infant mortality occurs in the first twenty-four hours, the single criterion of omitting deaths within the first twenty-four hours by many European nations generates their falsely superior infant mortality rates."20

Data from 2004 indicated that the United States had 12% of births classified as preterm (under 32 weeks gestation), a rate 50% to 100% higher than most European countries.21 These figures are impacted by the fact the United States has more multiple gestation pregnancies. Since the early 1980s, the incidence of triplets in the United States has more than tripled to over 140 births per 100,000.22 Atlas notes that in 2007, 17% of twins and 40% of triplets in the United States were associated with fertility treatments.

The United States health care system should be applauded for its efforts to save premature babies rather than write them off as stillborn, as many other countries do. Except for a very limited number of abusive cases, fertility treatment should be considered a virtue of the U.S. health care system. Yet, coupled with superior record keeping, these efforts depress the country's life expectancy ranking.

Diagnosis, Treatment and Outcomes

The Centers for Disease Control and Prevention (CDC) lists heart disease as the top killer in the United States, accounting for 25% of deaths, followed by cancer at 23%, and stroke a distant third at 6%.23 Rather than judge a health care system on reported life expectancy, Atlas assesses health care quality in the United States based on actual medical care, especially diagnosis and treatment of important diseases, using objective data.

3

Wanger Select 2013 Semiannual Report

Atlas notes the challenges facing the health care system due to the poor lifestyle choices of many Americans. The CDC estimates that 80% of diabetes, heart disease and stroke, and 40% of cancer, could be eliminated through reduction in obesity and smoking.24 The rate of diabetes in the United States is typically 33% to 100% higher than other developed countries.25 A 2007 study indicated that 12% of Americans over age 50 were diagnosed with cancer, compared to only 5% in a composite of 10 European countries.26

Atlas cites data showing more timely diagnosis and treatment in the United States as compared to other countries. He writes that, "... prolonged wait times are commonly found in health systems with government-controlled nationalized health insurance."27 Numerous countries with single payer systems had to create policies to address prolonged wait times, including Canada, England, Italy, Sweden and Spain.

The United States is among the world's leaders in per capita computerized tomography (CT) and magnetic resonance imaging (MRI) scanners,28 which are crucial to accurately diagnosing leading fatal diseases and guiding lower risk and more effective treatments. In the United States, referring doctors book CT and MRI appointments within days. In other countries, people wait. In 2010, the average wait time in Canada for a CT scan was 4 weeks and for an MRI, 10 weeks.29 A 2011 study in the United Kingdom indicated thousands of people waited over six weeks for an MRI scan. With respect to breast cancer biopsies, another survey indicated that only 1% of U.S. patients waited three weeks or more while 44% of Canadian and 20% of U.K. patients waited that long.30

Treatment of diseases also tends to be very timely in the United States. One study indicated that no elective (non-emergency) cardiac bypass patients in the United States were known to have waited more than three months, while 47% in Canada and 89% in the United Kingdom waited at least that long.31

Furthermore, treatments in the United States tend to be aggressive. A 2009 paper written by

University of Pennsylvania professor Samuel Preston and doctoral candidate Jessica Ho states that 88% of Americans with high cholesterol are being medicated versus 62% of Europeans. Likewise a higher percentage of Americans over age 50 with heart disease receive medication. Among those with hypertension in the United States, 66% were being successfully treated, versus 25% to 49% in other countries.32

With respect to cancer, Preston and Ho cite studies showing that the United States tends to have the highest percentage of screenings for breast, cervical, prostate and colon cancer.33 If cancer is detected, Americans tend to receive more surgery, chemotherapy and advanced cancer drugs. A 2008 study calculated five-year survival rates for breast, colorectal and prostate cancers. Patients in the United States lead the world with a 74% survival rate. Second-best Canada came in at 71% and the United Kingdom was a laggard at 52%.

Atlas adds that new oncology drugs are most often approved and first used in the United States.34 Some 80% of worldwide medical innovation originates in the United States and, since the mid-1970s, U.S. scientists have won more than half of Nobel Prize awards in medicine and physiology.

The statistics are clear. Sick Americans are more likely to receive timely and aggressive health care than citizens of other countries. Atlas writes, "Availability of state-of-the-art medical technology, timely access to specialists, the most effective screening, the shortest wait times for life-changing surgeries, the newest, most effective drugs for more accurate, safer diagnosis and for the most advanced treatment are all superior in the United States."35

Many people appear to agree. In 2008, a McKinsey & Company study estimated that up to 85,000 patients sought in-patient treatment outside their home country. Of that number, 87% traveled to the United States for advanced medical technology, better quality care or quicker access to care. In contrast, critics of the U.S.

health care system don't appear to be traveling to Cuba for treatment. Based on the facts, I agree with Atlas.

Health Care Economics and Investment Implications

Atlas states that the, "... only real crisis in America's health care today is the unsustainable and increasing burden of health care costs..."36 and recommends free market reforms. Health care costs are not the topic of this essay, but world-class health care clearly is expensive, and costs in the United States are exacerbated by detrimental lifestyle choices. I also believe that poor government policies result in few incentives for cost restraint.

Columbia Wanger Asset Management, the investment manager of the Columbia Wanger Funds, strives to provide Columbia Wanger Fund investors with investments in health care companies that are pursuing breakthrough drugs and devices, with the potential to transform treatment of serious and poorly managed diseases. For example, in pivotal studies Seattle Genetics' drug Adcetris delivered 80% response rates in advanced Hodgkin's lymphoma patients who had exhausted all other treatment options.37 In addition, we seek to invest in companies with products and services that we believe increase the cost effectiveness of health care delivery. We attempt to avoid investing in health care companies that may be more likely to be subject to cost cuts or price controls.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

4

Wanger Select 2013 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Atlas, Scott W., In Excellent Health, Setting the Record Straight on American's Heath Care, (Stanford, California, Hoover Institution Press), p. 2.

2  Ibid.

3  Ohsfeldt, Robert L., and Schneider, John E., The Business of Health, The Role of Competition, Markets, and Regulation, (Washington, D.C., The AEI Press), p. 19.

4  Atlas, Scott W., op. cit., p. 28.

5  Ibid., p. 28.

6  Ohsfeldt, Robert L., and Schneider, John E., op. cit.

7  Ibid., p. 22.

8  Steven H. Woolf and Laudan Aron, Editors; Panel on Understanding Cross-National Health Differences Among High-Income Countries; Committee on Population; Division of Behavioral and Social Sciences and Education; National Research Council; Board on Population Health and Public Health Practice; Institute of Medicine, www.nap.edu.

9  Atlas, Scott W., op. cit., p. 105.

10  Ibid., p. 31.

11  Ibid., p. 107.

12  Ibid., p. 40.

13  Ibid., p. 41.

14  Ibid., p. 111.

15  Ibid., p. 108.

16  Ibid., p. 60.

17  Ibid., p. 67.

18  Ibid., p. 71.

19  Ibid., p. 68.

20  Ibid., p. 70.

21  Ibid., p. 73.

22  Ibid., p. 89.

23  Ibid., p. 119.

24  Ibid., p. 103.

25  Ibid., p. 113.

26  Preston, Samuel H., and Ho, Jessica Y., "Low Life Expectancy in the United States: Is the Health Care System at Fault?" University of Pennsylvania Scholarly Commons Working Paper Series, July 1, 2009, p. 4, http://repository.upenn.edu/psc_working_papers/13/. Accessed July 24, 2013.

27  Atlas, Scott W., op. cit., p. 159.

28  Ibid., p. 192-193.

29  Ibid., p. 194.

30  Ibid., p. 175.

31  Ibid., p. 187.

32  Preston, Samuel H., and Ho, Jessica Y., op. cit., p. 6.

33  Ibid., p. 3.

34  Atlas, Scott W., op. cit., p. 222.

35  Ibid., p. 233.

36  Ibid., p. 245.

37  Seattle Genetics is held in the following Columbia Wanger Funds: Wanger USA, 1.2%; Wanger Select, 1.3%.

5

Wanger Select 2013 Semiannual Report

Performance Review Wanger Select

Robert A. Chalupnik Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger Select finished the semiannual period ended June 30, 2013, up 12.47%, underperforming the 14.59% gain of its primary benchmark, the S&P MidCap 400 Index. Poor stock performance in the energy sector dampened relative returns. The Fund was underweight in energy versus the benchmark and its investments in smaller energy companies lagged the sector.

U.S. car rental company Hertz gained 52% for the six-month period. The rental car industry is benefiting from consolidation and its ability to quickly adjust capacity. WNS, an offshore business process outsourcing company, ended the half up 60% on solid revenue growth. Insurance provider CNO Financial gained 39% during the period, as an increase in interest rates sparked investor interest in life insurance companies.

Other strong performers included Sanmina, a provider of electronic manufacturing services, which bounced with the tech sector and gained 29%. Globalstar, a satellite mobile voice and data carrier, provided an 82% gain for the Fund during the period. Real Goods Solar, a residential solar energy installer, rose 583% in the Fund on positive press suggesting it was a good buy. We sold Globalstar and Real Goods Solar during the period, capturing the surge in their stock prices. Both stocks dropped after we sold them. Removing these two holdings from the portfolio was also in keeping with our effort to reposition the portfolio away from riskier, micro-cap names.

On the downside, Petrodorado Energy, an oil and gas exploration company, fell 53% during the period. Petrodorado hit oil in Colombia, but uncertainty as to whether the find would be commercially viable caused investors to move away from the stock. Also in the oil exploration sector, Pacific Rubiales Energy was down 24% for the half year due to delays caused by a slow environmental licensing process in Colombia. Outside the energy sector, F5 Networks, a provider of Internet traffic management equipment, fell 30% on a slight earnings miss and lowered guidance.

In addition to the two sales mentioned above, we also sold teen apparel retailer Abercrombie & Fitch due to disappointing sales data. We sold Canadian Solar, a Chinese solar cell and module manufacturer, as our thesis for investment did not pan out. We also sold designer accessories retailer Coach, biotech company NPS Pharmaceuticals, drilling rig contractor Tuscany International Drilling and utility company Wisconsin Energy.

Six new names were added to the portfolio during the period including PVH, an apparel wholesaler and retailer with global mega-brands including Calvin Klein and Tommy Hilfiger. Another new holding, Blackhawk Network, is a third-party distributor of prepaid content like gift cards. Blackhawk was spun out of former Fund holding Safeway grocery stores. Since we have covered Safeway for years, we know this piece of their business well and we believe it has growth potential. Trimble Navigation, a manufacturer of global positioning satellites (GPS) instruments, was also added during the period. We believe increased use of GPS technology in many areas including agriculture, engineering and construction provides a nice runway of growth for Trimble. Consumer electronics specialty retailer Best Buy was added as a turnaround opportunity driven by new company management. Specialty beauty product retailer ULTA and sport and fitness club operator Lifetime Fitness were also added during the period.

The stock market rally continued during the period while gold and bond prices retreated on concerns that the Federal Reserve will taper off its bond buying program. Although we think about macro issues including global growth rates, government deficits and interest rate changes, our primary focus is on finding companies that have strong prospects for growing sales and earnings through product innovation, market share gains and manufacturing efficiencies, while paying a reasonable price for that outlook. The trades we made during the period continue to focus the Fund on this strategy.

Effective May 1, 2013, Wanger Select co-portfolio manager Robert Chalupnik was named lead portfolio manager of the Fund. Former lead portfolio manager Ben Andrews resigned as portfolio manager but will continue to work with the Fund's investment manager, Columbia Wanger Asset Management, LLC, as an analyst. There are no current plans to add a co-manager to the Fund. These changes will not alter the Fund's investment objective or policies.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/13

CNO Financial Group	6.2%
Hertz	5.6
WNS	4.9
Sanmina	1.8
F5 Networks	1.6
ULTA	1.5
Lifetime Fitness	1.4
PVH	1.4
Pacific Rubiales Energy	1.3
Blackhawk Network	1.2
Trimble Navigation	1.0
Best Buy	0.7
Petrodorado Energy	0.2

6

Wanger Select 2013 Semiannual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through June 30, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through June 30, 2013, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/13

1. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	6.2%
2. Ametek Aerospace/Industrial Instruments	6.2
3. Hertz Largest U.S. Rental Car Operator	5.6
4. WNS — ADR* (India) Offshore Business Process Outsourcing Services	4.9
5. Discover Financial Services Credit Card Company	4.5
6. Amphenol Electronic Connectors	4.0
7. Donaldson Industrial Air Filtration	3.9
8. Crown Castle International Communications Towers	3.7
9. City National Bank & Asset Manager	3.3
10. SBA Communications Communications Towers	3.1

*ADR=American Depository Receipts

Top 5 Industries

As a percentage of net assets, as of 6/30/13

Industrial Goods & Services	23.8%
Information	23.8
Consumer Goods & Services	18.2
Finance	17.9
Energy & Minerals	5.9

Results as of June 30, 2013

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger Select	1.56%	12.47%	22.67%	4.51%	8.56%
S&P MidCap 400 Index**	1.00	14.59	25.18	8.91	10.74
S&P 500 Index	2.91	13.82	20.60	7.01	7.30
Lipper Variable Underlying Mid-Cap Core Funds Index	1.65	14.79	24.63	7.11	9.60

*Not annualized.

**The Fund's primary benchmark.

NAV as of 6/30/13: $30.43

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.91% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 Index tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in companies with market caps under $20 billion at the time of investment, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index. The Lipper Variable Underlying Mid-Cap Core Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Mid-Cap Core Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger Select 2013 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Equities – 97.6%
	Industrial Goods & Services – 23.8%
	Machinery – 18.2%
352,000	Ametek Aerospace/Industrial Instruments	$14,889,600
260,000	Donaldson Industrial Air Filtration	9,271,600
108,000	Pall Life Science, Water & Industrial Filtration	7,174,440
173,000	Kennametal Consumable Cutting Tools	6,717,590
84,000	Nordson Dispensing Systems for Adhesives & Coatings	5,822,040
		43,875,270
	Outsourcing Services – 2.4%
221,000	Quanta Services (a) Electrical & Telecom Construction Services	5,847,660
	Industrial Materials & Specialty Chemicals – 1.8%
70,000	FMC Corporation Niche Specialty Chemicals	4,274,200
	Other Industrial Services – 0.7%
42,000	Forward Air Freight Transportation Between Airports	1,607,760
	Industrial Distribution – 0.7%
16,496	Airgas Industrial Gas Distributor	1,574,708
	Total Industrial Goods & Services	57,179,598
	Information – 23.8%
	Mobile Communications – 6.7%
122,000	Crown Castle International (a) Communications Towers	8,831,580
99,000	SBA Communications (a) Communications Towers	7,337,880
		16,169,460
	Computer Services – 4.9%
703,000	WNS - ADR (India) (a) Offshore Business Process Outsourcing Services	11,733,070
Number of Shares		Value
	Computer Hardware & Related Equipment – 4.0%
125,000	Amphenol Electronic Connectors	$9,742,500
	Instrumentation – 3.4%
28,000	Mettler-Toledo International (a) Laboratory Equipment	5,633,600
96,000	Trimble Navigation (a) GPS-based Instruments	2,496,960
		8,130,560
	Contract Manufacturing – 1.8%
300,674	Sanmina-SCI (a) Electronic Manufacturing Services	4,314,672
	Telecommunications Equipment – 1.6%
57,000	F5 Networks (a) Internet Traffic Management Equipment	3,921,600
	Business Software – 0.9%
28,000	Ansys (a) Simulation Software for Engineers & Designers	2,046,800
	Semiconductors & Related Equipment – 0.5%
150,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,102,500
	Total Information	57,161,162
	Consumer Goods & Services – 18.2%
	Travel – 10.5%
545,000	Hertz (a) Largest U.S. Rental Car Operator	13,516,000
129,000	Ryman Hospitality Properties (b) Convention Hotels	5,032,290
68,000	Vail Resorts Ski Resort Operator & Developer	4,183,360
63,000	Choice Hotels Franchisor of Budget Hotel Brands	2,500,470
		25,232,120

See accompanying notes to financial statements.
8

Wanger Select 2013 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Other Consumer Services – 2.8%
65,000	Lifetime Fitness (a) Sport & Fitness Club Operator	$3,257,150
125,000	Blackhawk Network (a) Third Party Distributer of Prepaid Content, Mostly Gift Cards	2,900,000
253,277	IFM Investments (Century 21 China RE) – ADR (China) (a) Provide Real Estate Services in China	590,135
		6,747,285
	Retail – 2.6%
36,000	ULTA (a) Specialty Beauty Product Retailer	3,605,760
66,000	Best Buy Consumer Electronic Specialty Retailer	1,803,780
12,000	lululemon athletica (a) (b) Premium Active Apparel Retailer	786,240
		6,195,780
	Apparel – 1.3%
26,000	PVH Apparel Wholesaler & Retailer	3,251,300
	Educational Services – 0.5%
52,625	ITT Educational Services (a) (b) Postsecondary Degree Services	1,284,050
	Casinos & Gaming – 0.4%
15,475,000	RexLot Holdings (China) Lottery Equipment Supplier in China	1,014,839
	Food & Beverage – 0.1%
307,000	GLG Life Tech (Canada) (a) Produce an All-natural Sweetener Extracted from the Stevia Plant	122,800
	Total Consumer Goods & Services	43,848,174
	Finance – 17.9%
	Insurance – 6.2%
1,150,000	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	14,904,000
Number of Shares		Value
	Banks – 5.1%
126,000	City National Bank & Asset Manager	$7,984,620
275,000	Associated Banc-Corp Midwest Bank	4,276,250
		12,260,870
	Credit Cards – 4.5%
225,000	Discover Financial Services Credit Card Company	10,719,000
	Brokerage & Money Management – 2.1%
181,000	SEI Investments Mutual Fund Administration & Investment Management	5,145,830
	Total Finance	43,029,700
	Energy & Minerals – 5.9%
	Oil & Gas Producers – 3.9%
182,000	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3,196,292
967,259	Canacol (Colombia) (a) Oil Producer in South America	2,694,750
6,150,000	Shamaran Petroleum (Iraq) (a) Oil Exploration & Production in Kurdistan	2,105,163
3,600,000	Canadian Overseas Petroleum (United Kingdom) (a) (c)	585,338
184,000	Canadian Overseas Petroleum (United Kingdom) (a)	31,492
1,800,000	Canadian Overseas Petroleum – Warrants (United Kingdom) (a) (c) (d) Oil & Gas Exploration/Production in the North Sea	8,674
8,714,000	Petrodorado Energy (Colombia) (a) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	497,138
2,575,000	Petromanas (Canada) (a) Exploring for Oil in Albania	257,084
		9,375,931
	Agricultural Commodities – 1.1%
261,363	Union Agriculture Group (Uruguay) (a) (c) (d) Farmland Operator in Uruguay	2,705,107

See accompanying notes to financial statements.
9

Wanger Select 2013 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Mining – 0.7%
425,000	Kirkland Lake Gold (Canada) (a) (b) Gold Mining	$1,786,156
	Alternative Energy – 0.2%
535,000	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	415,695
	Total Energy & Minerals	14,282,889
	Health Care – 5.0%
	Medical Supplies – 3.7%
136,000	Cepheid (a) Molecular Diagnostics	4,681,120
43,000	Henry Schein (a) Largest Distributor of Health Care Products	4,117,250
		8,798,370
	Biotechnology & Drug Delivery – 1.3%
103,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	3,240,380
	Total Health Care	12,038,750
	Other Industries – 3.0%
	Real Estate – 3.0%
244,000	Biomed Realty Trust Life Science-focused Office Buildings	4,936,120
95,000	Dupont Fabros Technology (b) Data Centers	2,294,250
		7,230,370
	Total Other Industries	7,230,370
Total Equities (Cost: $161,343,257) – 97.6%		234,770,643	(e)
Short-Term Investments – 1.9%
2,847,342	JPMorgan U.S. Government Money Market Fund, Capital Shares (7 day yield of 0.01%)	2,847,342
1,921,806	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	1,921,806
Total Short-Term Investments (Cost: $4,769,148) – 1.9%		4,769,148
Number of Shares		Value
Securities Lending Collateral – 3.3%
7,866,991	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	$7,866,991
Total Securities Lending Collateral (Cost: $7,866,991)		7,866,991
Total Investments (Cost: $173,979,396) (g) – 102.8%		247,406,782
Obligation to Return Collateral for Securities Loaned – (3.3)%		(7,866,991)
Cash and Other Assets Less Liabilities – 0.5%		1,045,058
Net Assets – 100.0%		$240,584,849

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2013. The total market value of securities on loan at June 30, 2013 was $7,826,597.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2013, the market value of these securities amounted to $3,299,119, which represented 1.37% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10- 6/27/12	261,363	$2,999,999	$2,705,107
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	585,338
Canadian Overseas Petroleum – Warrants	11/24/10	1,800,000	225,295	8,674
			$4,764,359	$3,299,119

(d)  Illiquid security.

(e)  On June 30, 2013, the market value of foreign securities represented 11.53% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
India	$11,733,070	4.88
Colombia	6,388,180	2.65
Uruguay	2,705,107	1.12
Canada	2,166,040	0.90
Iraq	2,105,163	0.88
China	2,020,669	0.84

See accompanying notes to financial statements.
10

Wanger Select 2013 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2013

Country	Value	Percentage of Net Assets
United Kingdom	625,504	0.26
Total Foreign Portfolio	$27,743,733	11.53

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2013, for federal income tax purposes, the cost of investments was $173,979,396 and net unrealized appreciation was $73,427,386 consisting of gross unrealized appreciation of $86,975,892 and gross unrealized depreciation of $13,548,506.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$57,179,598	$—	$—	$57,179,598
Information	57,161,162	—	—	57,161,162
Consumer Goods & Services	42,833,335	1,014,839	—	43,848,174
Finance	43,029,700	—	—	43,029,700
Energy & Minerals	10,983,770	594,012	2,705,107	14,282,889
Health Care	12,038,750	—	—	12,038,750
Other Industries	7,230,370	—	—	7,230,370
Total Equities	230,456,685	1,608,851	2,705,107	234,770,643
Total Short-Term Investments	4,769,148	—	—	4,769,148
Total Securities Lending Collateral	7,866,991	—	—	7,866,991
Total Investments	$243,092,824	$1,608,851	$2,705,107	$247,406,782

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$80,127	$—	$—	$80,127

  Financial assets were transferred from Level 2 to Level 1 as trading resumed during the period.

See accompanying notes to financial statements.
11

Wanger Select 2013 Semiannual Report

Wanger Select

Statement of Investments (Unaudited), June 30, 2013

The following table reconciles asset balances for the period ending June 30, 2013, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2013
Equities
Energy & Materials	$2,676,357	$—	$28,750	$—	$—	$—	$—	$2,705,107
	$2,676,357	$—	$28,750	$—	$—	$—	$—	$2,705,107

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2013, which were valued using significant unobservable inputs (Level 3), amounted to $28,750.

Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at 6/30/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	$2,705,107	Market comparable companies	Discount for lack of marketability	-14	% to +19% (-10%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but, are not limited to, trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.
12

Wanger Select 2013 Semiannual Report

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

Assets:
Investments, at cost	$173,979,396
Investments, at value (including securities on loan of $7,826,597)	$247,406,782
Cash	14,409
Receivable for:
Investments sold	1,217,688
Fund shares sold	566
Securities lending income	4,706
Dividends	192,373
Foreign tax reclaims	3,003
Prepaid expenses	1,430
Total Assets	248,840,957
Liabilities:
Collateral on securities loaned	7,866,991
Payable for:
Fund shares redeemed	310,120
Investment advisory fee	5,288
Administration fee	330
Transfer agent fee	1
Trustees' fees	29,934
Custody fee	377
Reports to shareholders	19,417
Other liabilities	23,650
Total Liabilities	8,256,108
Net Assets	$240,584,849
Composition of Net Assets:
Paid-in capital	$160,791,689
Overdistributed net investment income	(314,430)
Accumulated net realized gain	6,680,193
Net unrealized appreciation (depreciation) on:
Investments	73,427,386
Foreign currency translations	11
Net Assets	$240,584,849
Fund Shares Outstanding	7,905,096
Net asset value, offering price and redemption price per share	$30.43

Statement of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net foreign taxes withheld of $7,508)	$978,979
Securities lending income, net	50,976
Total Investment Income	1,029,955
Expenses:
Investment advisory fee	961,975
Administration fee	60,123
Transfer agent fees	113
Trustees' fees	7,793
Custody fees	2,988
Reports to shareholders	31,744
Audit fees	15,584
Legal fees	7,827
Chief compliance officer expenses (See Note 4)	3,449
Commitment fee for line of credit (See Note 5)	721
Other expenses	10,262
Net Expenses	1,102,579
Net Investment Loss	(72,624)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	10,230,140
Foreign currency translations	(974)
Net realized gain	10,229,166
Net change in unrealized appreciation (depreciation) on:
Investments	18,513,812
Foreign currency translations	11
Net change in unrealized appreciation	18,513,823
Net realized and unrealized gain	28,742,989
Net Increase in Net Assets from Operations	$28,670,365

See accompanying notes to financial statements.
13

Wanger Select 2013 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2013	Year Ended December 31, 2012
Operations:
Net investment income (loss)	$(72,624)	$1,520,674
Net realized gain (loss) on:
Investments	10,230,140	10,731,550
Foreign currency translations	(974)	(1,405)
Net change in unrealized appreciation (depreciation) on:
Investments	18,513,812	29,770,532
Foreign currency translations	11	—
Net Increase in Net Assets from Operations	28,670,365	42,021,351
Distributions to Shareholders From:
Net investment income	(705,314)	(1,022,230)
Net realized gains	(3,568,085)	—
Total Distributions to Shareholders	(4,273,399)	(1,022,230)
Share Transactions:
Subscriptions	3,048,288	7,127,843
Distributions reinvested	4,273,399	1,022,230
Redemptions	(26,288,514)	(56,537,891)
Net Decrease from Share Transactions	(18,966,827)	(48,387,818)
Total Increase (Decrease) in Net Assets	5,430,139	(7,388,697)
Net Assets:
Beginning of period	235,154,710	242,543,407
End of period	$240,584,849	$235,154,710
Undistributed (overdistributed) net investment income	$(314,430)	$463,508

See accompanying notes to financial statements.
14

Wanger Select 2013 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2013		2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$27.54		$23.35		$28.99		$23.05		$13.87		$28.08
Income from Investment Operations:
Net investment income (loss)	(0.01)		0.16		(0.06)		(0.09)		(0.08)		(0.10)
Net realized and unrealized gain (loss)	3.44		4.15		(4.99)		6.17		9.26		(13.38)
Total from Investment Operations	3.43		4.31		(5.05)		6.08		9.18		(13.48)
Less Distributions to Shareholders:
Net investment income	(0.09)		(0.12)		(0.59)		(0.14)		—		—
Net realized gains	(0.45)		—		—		—		—		(0.73)
Total Distributions to Shareholders	(0.54)		(0.12)		(0.59)		(0.14)		—		(0.73)
Net Asset Value, End of Period	$30.43		$27.54		$23.35		$28.99		$23.05		$13.87
Total Return	12.47%		18.46%		(17.68)%		26.57%		66.19%		(49.06)%
Ratios to Average Net Assets/Supplemental Data:
Total gross expenses	0.92	%(a)(b)	0.92	%(b)	0.93	%(b)	0.93	%(b)	0.95	%(b)	0.91%
Total net expenses	0.92	%(a)(b)	0.91	%(b)(c)	0.93	%(b)(c)	0.93	%(b)(c)	0.95	%(b)(c)	0.91	%(c)
Net investment income (loss)	(0.06	)%(a)	0.60%		(0.24)%		(0.38)%		(0.44)%		(0.45)%
Portfolio turnover rate	13%		20%		23%		30%		35%		36%
Net assets, end of period (000s)	$240,585		$235,155		$242,543		$345,960		$270,368		$156,588

Notes to Financial Highlights

(a)  Annualized.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger Select 2013 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2013, is included in the Statement of Operations.

16

Wanger Select 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$7,826,597.00	$—	$7,826,597.00	$—	$7,826,597.00	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The value of capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2012, was $3,446,870.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the six months ended June 30, 2013, the annualized effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2014, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. For the six months ended June 30, 2013, the Fund was not reimbursed any expenses by CWAM.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2013, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services,

17

Wanger Select 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the six months ended June 30, 2013, the Fund engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $360,128 and $1,965,370, respectively.

5.  Borrowing Arrangements

During the six months ended June 30, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, and in the amount of $200 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust renewed the line of credit in July in the amount of $150 million, and will continue to do so each year at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2013	Year ended December 31, 2012
Shares sold	101,412	266,744
Shares issued in reinvestment of dividend distributions	140,711	37,568
Less shares redeemed	(876,139)	(2,150,485)
Net (decrease) in shares outstanding	(634,016)	(1,846,173)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2013, were $31,340,014 and $52,012,625, respectively.

8.  Shareholder Concentration

At June 30, 2013, one unaffiliated shareholder account owned 83.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18

Wanger Select 2013 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger Select (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (the Board's Investment Performance Analysis Committee meets frequently with them as well), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2013 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 5, 2013, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2012. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the five-year period.

The Trustees considered that the Fund had underperformed its peers and benchmark over the three- and five-year periods ending December 31, 2012 and exposed investors to more risk versus its peers. The Trustees considered, however, that the Fund had performed better over the one-year period against both its peers and benchmark, and that Columbia WAM had instituted a performance remediation plan during the year to correct underperformance. In addition, the Trustees noted that there had been a portfolio manager change during the past quarter. The Trustees believed that Columbia WAM was devoting appropriate resources to addressing the Fund's underperformance.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than the Lipper peer group expenses, but even with the Morningstar peer group. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median versus Lipper and Morningstar peers.

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional

19

Wanger Select 2013 Semiannual Report

Board Approval of the Advisory Agreement

separate accounts with similar investment strategies, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn Select's advisory fees at the same asset levels.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM were reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment manager and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment managers in the mutual fund industry. The Trustees concluded that Columbia WAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On June 5, 2013, the Trustees approved continuation of the Advisory Agreement through July 31, 2014.

20

Wanger Select 2013 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer, Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

21

Columbia Wanger Funds

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(8/13) 710317

Wanger USA

2013 Semiannual Report

Not FDIC insured • No bank guarantee • May lose value

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with over 40 years of small- and mid-cap investment experience. As of June 30, 2013, CWAM managed $34.9 billion in assets. CWAM is the investment manager to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser, insurance company, qualified pension or retirement plan sponsor or call 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts and/or variable life insurance policies (collectively, Contracts) or participants in qualified retirement or other plans (collectively, Qualified Plans). If you are the owner of a Contract or a participant in a Qualified Plan, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

  The views expressed in "Health Care in the United States" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from those stated. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

  Wanger USA

  2013 Semiannual Report

2	Understanding Your Expenses
3	Health Care in the United States
6	Performance Review
8	Statement of Investments
15	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
21	Board Approval of the Advisory Agreement

Wanger USA 2013 Semiannual Report

Understanding Your Expenses

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees or exchange fees charged under your contract or qualified plan. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate the ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2013 – June 30, 2013

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	1,122.20	1,019.81	5.00	4.75	0.96

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account.

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Wanger USA 2013 Semiannual Report

Health Care in the United States

Critics of the U.S. health care system note that the World Health Organization (WHO) ranked the United States thirtieth in the world in life expectancy1 despite the fact that the United States spends more money per capita on health care than any other country. They argue that health care in the United States is inferior to health care in many other developed countries.

Scott W. Atlas's book, In Excellent Health, Setting the Record Straight on America's Health Care,2 analyzes the consequences of poor lifestyle choices made by many Americans and how the U.S. health care system operates compared to health care systems elsewhere. His book cites numerous studies indicating the U.S. health care system does a great job addressing the health concerns of Americans and is likely the best system in the world.

Life Expectancy

The United States is much more violent and accident-prone than other developed countries. Homicide rates in the United States are ten times that of the United Kingdom and five times that of Canada.3 Death rates from transportation accidents in the United States are 250% that of the United Kingdom and 160% that of Canada.4 Murder and accidents account for the majority of deaths among young adults in the United States,5 and deaths at young ages substantially impact life expectancies.

Robert Ohsfeldt's and John Schneider's book, The Business of Health,6 attempts to quantify the impact of fatal injuries on life expectancy. Using linear regression, they calculate that after standardizing for fatal injuries alone, the United States would edge out Switzerland by 0.3 years and have the highest life expectancy of any country in the world.7

Other studies indicate that violence and accidents account for much, but not all, of the life expectancy shortfall in the United States. A National Academy of Sciences panel addressing cross-national health differences issued a paper that indicated 57% of the life expectancy gap for males under age 50 and 38% for females under 50 is explained by higher violence and accidents in the United States.8

The United States has a much higher incidence of obesity than other developed countries. Atlas notes that in 2010 34% of people in the United States were obese compared to 15% in Canada, 17% in Western Europe and about 24% in the United Kingdom.9 The Organization for Economic Cooperation and Development (OECD) estimates that obesity reduces life spans by up to eight to ten years.10 Sadly, the worst is yet to come for the United States, as obesity rates have increased and there appears to be a 25-year time lag between becoming obese and suffering premature death.11

Cigarette use in the United States is down substantially; smoking rates are now lower than most other OECD countries.12 However, studies have found a time lag of roughly 25 to 30 years between smoking and lung cancer mortality.13 The United States had the highest rate of smoking in the developed world from the 1930s to the mid-1980s and, according to a 2007 study, 53% of Americans were current or former smokers, compared to 43% of Western Europeans.14 Clearly the United States' legacy of smoking continues to impact health. The Surgeon General estimates that cigarette smoking causes 443,000 deaths in the United States yearly, nearly one-fifth of all deaths.15

With respect to neonatal mortality, Atlas writes that the United States has stringent reporting requirements and definitions. Birth registrations in the United States are done by hospitals and health care professionals, while many other countries rely on reporting by families or surveys.16 In the United States, a live birth is tabulated should a newborn breathe, have a beating heart, move voluntary muscles or show any other evidence of life.17 According to WHO, countries representing only 13% of births worldwide had reliable data meeting this definition.18

Elsewhere, definitions for live births vary greatly. Some countries consider births as live only if 28 weeks gestation was achieved, if a baby is 30 centimeters long, or if a baby survives 24 hours.19 Otherwise, the baby is classified as stillborn and is not considered an infant mortality. Atlas states, "... considering that roughly half of all U.S. infant mortality occurs in the first twenty-four hours, the single criterion of omitting deaths within the first twenty-four hours by many European nations generates their falsely superior infant mortality rates."20

Data from 2004 indicated that the United States had 12% of births classified as preterm (under 32 weeks gestation), a rate 50% to 100% higher than most European countries.21 These figures are impacted by the fact the United States has more multiple gestation pregnancies. Since the early 1980s, the incidence of triplets in the United States has more than tripled to over 140 births per 100,000.22 Atlas notes that in 2007, 17% of twins and 40% of triplets in the United States were associated with fertility treatments.

The United States health care system should be applauded for its efforts to save premature babies rather than write them off as stillborn, as many other countries do. Except for a very limited number of abusive cases, fertility treatment should be considered a virtue of the U.S. health care system. Yet, coupled with superior record keeping, these efforts depress the country's life expectancy ranking.

Diagnosis, Treatment and Outcomes

The Centers for Disease Control and Prevention (CDC) lists heart disease as the top killer in the United States, accounting for 25% of deaths, followed by cancer at 23%, and stroke a distant third at 6%.23 Rather than judge a health care system on reported life expectancy, Atlas assesses health care quality in the United States based on actual medical care, especially diagnosis and treatment of important diseases, using objective data.

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Wanger USA 2013 Semiannual Report

Atlas notes the challenges facing the health care system due to the poor lifestyle choices of many Americans. The CDC estimates that 80% of diabetes, heart disease and stroke, and 40% of cancer, could be eliminated through reduction in obesity and smoking.24 The rate of diabetes in the United States is typically 33% to 100% higher than other developed countries.25 A 2007 study indicated that 12% of Americans over age 50 were diagnosed with cancer, compared to only 5% in a composite of 10 European countries.26

Atlas cites data showing more timely diagnosis and treatment in the United States as compared to other countries. He writes that, "... prolonged wait times are commonly found in health systems with government-controlled nationalized health insurance."27 Numerous countries with single payer systems had to create policies to address prolonged wait times, including Canada, England, Italy, Sweden and Spain.

The United States is among the world's leaders in per capita computerized tomography (CT) and magnetic resonance imaging (MRI) scanners,28 which are crucial to accurately diagnosing leading fatal diseases and guiding lower risk and more effective treatments. In the United States, referring doctors book CT and MRI appointments within days. In other countries, people wait. In 2010, the average wait time in Canada for a CT scan was 4 weeks and for an MRI, 10 weeks.29 A 2011 study in the United Kingdom indicated thousands of people waited over six weeks for an MRI scan. With respect to breast cancer biopsies, another survey indicated that only 1% of U.S. patients waited three weeks or more while 44% of Canadian and 20% of U.K. patients waited that long.30

Treatment of diseases also tends to be very timely in the United States. One study indicated that no elective (non-emergency) cardiac bypass patients in the United States were known to have waited more than three months, while 47% in Canada and 89% in the United Kingdom waited at least that long.31

Furthermore, treatments in the United States tend to be aggressive. A 2009 paper written by

University of Pennsylvania professor Samuel Preston and doctoral candidate Jessica Ho states that 88% of Americans with high cholesterol are being medicated versus 62% of Europeans. Likewise a higher percentage of Americans over age 50 with heart disease receive medication. Among those with hypertension in the United States, 66% were being successfully treated, versus 25% to 49% in other countries.32

With respect to cancer, Preston and Ho cite studies showing that the United States tends to have the highest percentage of screenings for breast, cervical, prostate and colon cancer.33 If cancer is detected, Americans tend to receive more surgery, chemotherapy and advanced cancer drugs. A 2008 study calculated five-year survival rates for breast, colorectal and prostate cancers. Patients in the United States lead the world with a 74% survival rate. Second-best Canada came in at 71% and the United Kingdom was a laggard at 52%.

Atlas adds that new oncology drugs are most often approved and first used in the United States.34 Some 80% of worldwide medical innovation originates in the United States and, since the mid-1970s, U.S. scientists have won more than half of Nobel Prize awards in medicine and physiology.

The statistics are clear. Sick Americans are more likely to receive timely and aggressive health care than citizens of other countries. Atlas writes, "Availability of state-of-the-art medical technology, timely access to specialists, the most effective screening, the shortest wait times for life-changing surgeries, the newest, most effective drugs for more accurate, safer diagnosis and for the most advanced treatment are all superior in the United States."35

Many people appear to agree. In 2008, a McKinsey & Company study estimated that up to 85,000 patients sought in-patient treatment outside their home country. Of that number, 87% traveled to the United States for advanced medical technology, better quality care or quicker access to care. In contrast, critics of the U.S.

health care system don't appear to be traveling to Cuba for treatment. Based on the facts, I agree with Atlas.

Health Care Economics and Investment Implications

Atlas states that the, "... only real crisis in America's health care today is the unsustainable and increasing burden of health care costs..."36 and recommends free market reforms. Health care costs are not the topic of this essay, but world-class health care clearly is expensive, and costs in the United States are exacerbated by detrimental lifestyle choices. I also believe that poor government policies result in few incentives for cost restraint.

Columbia Wanger Asset Management, the investment manager of the Columbia Wanger Funds, strives to provide Columbia Wanger Fund investors with investments in health care companies that are pursuing breakthrough drugs and devices, with the potential to transform treatment of serious and poorly managed diseases. For example, in pivotal studies Seattle Genetics' drug Adcetris delivered 80% response rates in advanced Hodgkin's lymphoma patients who had exhausted all other treatment options.37 In addition, we seek to invest in companies with products and services that we believe increase the cost effectiveness of health care delivery. We attempt to avoid investing in health care companies that may be more likely to be subject to cost cuts or price controls.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

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Wanger USA 2013 Semiannual Report

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

1  Atlas, Scott W., In Excellent Health, Setting the Record Straight on American's Heath Care, (Stanford, California, Hoover Institution Press), p. 2.

2  Ibid.

3  Ohsfeldt, Robert L., and Schneider, John E., The Business of Health, The Role of Competition, Markets, and Regulation, (Washington, D.C., The AEI Press), p. 19.

4  Atlas, Scott W., op. cit., p. 28.

5  Ibid., p. 28.

6  Ohsfeldt, Robert L., and Schneider, John E., op. cit.

7  Ibid., p. 22.

8  Steven H. Woolf and Laudan Aron, Editors; Panel on Understanding Cross-National Health Differences Among High-Income Countries; Committee on Population; Division of Behavioral and Social Sciences and Education; National Research Council; Board on Population Health and Public Health Practice; Institute of Medicine, www.nap.edu.

9  Atlas, Scott W., op. cit., p. 105.

10  Ibid., p. 31.

11  Ibid., p. 107.

12  Ibid., p. 40.

13  Ibid., p. 41.

14  Ibid., p. 111.

15  Ibid., p. 108.

16  Ibid., p. 60.

17  Ibid., p. 67.

18  Ibid., p. 71.

19  Ibid., p. 68.

20  Ibid., p. 70.

21  Ibid., p. 73.

22  Ibid., p. 89.

23  Ibid., p. 119.

24  Ibid., p. 103.

25  Ibid., p. 113.

26  Preston, Samuel H., and Ho, Jessica Y., "Low Life Expectancy in the United States: Is the Health Care System at Fault?" University of Pennsylvania Scholarly Commons Working Paper Series, July 1, 2009, p. 4, http://repository.upenn.edu/psc_working_papers/13/. Accessed July 24, 2013.

27  Atlas, Scott W., op. cit., p. 159.

28  Ibid., p. 192-193.

29  Ibid., p. 194.

30  Ibid., p. 175.

31  Ibid., p. 187.

32  Preston, Samuel H., and Ho, Jessica Y., op. cit., p. 6.

33  Ibid., p. 3.

34  Atlas, Scott W., op. cit., p. 222.

35  Ibid., p. 233.

36  Ibid., p. 245.

37  Seattle Genetics is held in the following Columbia Wanger Funds: Wanger USA, 1.2%; Wanger Select, 1.3%.

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Wanger USA 2013 Semiannual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Wanger USA finished the semiannual period ended June 30, 2013, up 12.22%. This compares to a 15.86% gain for the Fund's primary benchmark, the Russell 2000 Index. While we are pleased with the Fund's double-digit gain for the period, the Fund underperformed its benchmark due, in part, to our growth-at-a-reasonable-price (GARP) style of investing. This style tends to lag the benchmark during a strong market spurt like that experienced during the first half of 2013.

Top contributors in the six-month period included car rental companies Avis Budget Group and Hertz, up 45% and 52%, respectively. The rental car industry has benefited from consolidation and positive trends in rental car pricing. Internet photo-centric retailer Shutterfly ended the half year up 87% after reporting solid market share gains. Bally Technologies, a slot machine manufacturer and software developer, gained 26% in the half after reporting a strong first quarter fueled by increased demand for replacement slot machines.

Other winners included NPS Pharmaceuticals, a developer of orphan drugs, up 66% on the successful launch of its new drug to treat short bowel syndrome. SPS Commerce, a provider of supply chain management software delivered via the web, gained 48% for the period on strong growth in revenue.

Laggards for the period included premium active apparel retailer lululemon athletica, down 14% for the six months as investors reacted negatively to the resignation of the company's CEO. Early in the period, the company suffered from a much-publicized yoga pant recall and holiday same-store-sales growth that met management's guidance but not Wall Street expectations. Fiber laser manufacturer IPG Photonics was off 9% for the first half of the year on weaker-than-expected revenue growth and concerns about China, the source of 17% of the company's revenue. Plagued by a number of project delays, ESCO Technologies, a manufacturer of automatic electric meter readers, fell 13% for the half year. Polypore International, a manufacturer of battery separators and filtration media, fell 13% in the period. Polypore's battery separators are used in lithium batteries found in electric automobiles and its sales declined along with sales of these cars.

As mentioned above, our GARP style was somewhat out of favor for the semiannual period, as stocks at the top and bottom of the valuation spectrum brought top gains. Investing styles ebb and flow during market cycles, but our GARP approach has historically worked very well over the long term.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 6/30/13

Avis Budget Group	2.3%
IPG Photonics	2.1
Bally Technologies	1.8
Hertz	1.2
ESCO Technologies	1.2
SPS Commerce	1.1
Shutterfly	0.8
lululemon athletica	0.8
NPS Pharmaceuticals	0.7
Polypore International	0.3

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Wanger USA 2013 Semiannual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through June 30, 2013

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through June 30, 2013, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 6/30/13

1. Nordson Dispensing Systems for Adhesives & Coatings	3.8%
2. Ametek Aerospace/Industrial Instruments	3.3
3. tw telecom Fiber Optic Telephone/Data Services	2.8
4. Mettler-Toledo International Laboratory Equipment	2.7
5. Extra Space Storage Self Storage Facilities	2.6
6. Donaldson Industrial Air Filtration	2.5
7. Avis Budget Group Second Largest Car Rental Company	2.3
8. Atwood Oceanics Offshore Drilling Contractor	2.3
9. IPG Photonics Fiber Lasers	2.1
10. Informatica Enterprise Data Integration Software	1.9

Top 5 Industries

As a percentage of net assets, as of 6/30/13

Information	28.1%
Industrial Goods & Services	18.7
Consumer Goods & Services	16.2
Finance	15.1
Health Care	9.1

Results as of June 30, 2013

	2nd quarter*	Year to date*	1 year	5 years	10 years
Wanger USA	0.92%	12.22%	22.03%	8.41%	9.71%
Russell 2000 Index**	3.08	15.86	24.21	8.77	9.53
Lipper Variable Underlying Small-Cap Growth Funds Index	3.11	15.79	22.17	8.54	9.37

*  Not annualized.

**  The Fund's primary benchmark.

NAV as of 6/30/13: $34.51

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio of 0.96% is stated as of the Fund's prospectus dated May 1, 2013, and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Lipper Variable Underlying Small-Cap Growth Funds Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Variable Underlying Small-Cap Growth Funds Classification, and shows how the Fund's performance compares with returns of an index of funds with similar investment objectives. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Equities – 98.7%
	Information – 28.1%
	Business Software – 9.5%
448,000	Informatica (a) Enterprise Data Integration Software	$15,671,040
198,000	Ansys (a) Simulation Software for Engineers & Designers	14,473,800
307,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	13,247,050
163,000	SPS Commerce (a) Supply Chain Management Software Delivered Via the Web	8,965,000
95,000	NetSuite (a) End-to-end IT Systems Solution Delivered Over the Web	8,715,300
83,000	Concur Technologies (a) (b) Web Enabled Cost & Expense Management Software	6,754,540
165,000	RealPage (a) (b) Software for Managing Rental Properties Delivered Via the Web	3,026,100
42,000	DemandWare (a) (b) eCommerce Website Solution for Retailers & Apparel Manufacturers	1,781,220
150,000	Exa (a) Simulation Software	1,545,000
68,140	E2Open (a) (b) Supply Chain Management Software & Supplier/Partner Network	1,192,450
44,099	Webgroup.com (a) Website Creation & Management for Small Businesses	1,128,934
43,000	Envestnet (a) Technology Platform for Investment Advisors	1,057,800
81,780	InContact (a) Call Center Systems Delivered Via the Web & Telecommunication Services	672,232
195,000	Velti (a) (b) Mobile Marketing Software Platform	273,000
11,724	ChannelAdvisor (a) eCommerce Software	184,419
624	SciQuest (a) Procurement Management Software & Vendor Network	15,631
		78,703,516
	Instrumentation – 4.8%
109,750	Mettler-Toledo International (a) Laboratory Equipment	22,081,700
291,000	IPG Photonics (b) Fiber Lasers	17,672,430
		39,754,130
Number of Shares		Value
	Telephone & Data Services – 3.0%
830,000	tw telecom (a) Fiber Optic Telephone/Data Services	$23,356,200
197,000	Boingo Wireless (a) Wholesale & Retail WiFi Networks	1,223,370
		24,579,570
	Semiconductors & Related Equipment – 2.5%
281,000	Monolithic Power Systems High Performance Analog & Mixed Signal Integrated Circuits	6,774,910
790,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	5,806,500
86,000	Ultratech (a) Semiconductor Equipment	3,157,920
64,000	Semtech (a) Analog Semiconductors	2,241,920
25,000	Hittite Microwave (a) Radio Frequency, Microwave & Millimeterwave Semiconductors	1,450,000
167,000	ON Semiconductor (a) Mixed Signal & Power Management Semiconductors	1,349,360
		20,780,610
	Computer Services – 2.0%
333,000	ExlService Holdings (a) Business Process Outsourcing	9,843,480
175,000	WNS – ADR (India) (a) Offshore Business Process Outsourcing Services	2,920,750
405,000	RCM Technologies Technology & Engineering Services	2,199,150
297,522	Hackett Group IT Integration & Best Practice Research	1,544,139
		16,507,519
	Gaming Equipment & Services – 1.8%
264,000	Bally Technologies (a) (b) Slot Machines & Software	14,894,880
	Telecommunications Equipment – 1.3%
275,800	Finisar (a) Optical Subsystems & Components	4,674,810
235,000	Ixia (a) Telecom Network Test Equipment	4,324,000

See accompanying notes to financial statements.
8

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Telecommunications Equipment – 1.3% (cont)
135,000	Infinera (a) Optical Networking Equipment	$1,440,450
		10,439,260
	Computer Hardware & Related Equipment – 1.2%
397,000	II-VI (a) Laser Optics & Specialty Materials	6,455,220
66,000	Netgear (a) Networking Products for Small Business & Home	2,015,640
33,000	Rogers (a) Printed Circuit Materials & High-performance Foams	1,561,560
		10,032,420
	Financial Processors – 0.9%
91,000	Global Payments Credit Card Processor	4,215,120
80,000	Liquidity Services (a) (b) E-Auctions for Surplus & Salvage Goods	2,773,600
		6,988,720
	Contract Manufacturing – 0.7%
122,000	Plexus (a) Electronic Manufacturing Services	3,646,580
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	2,367,750
		6,014,330
	Business Information & Marketing Services – 0.4%
291,200	Navigant Consulting (a) Financial Consulting Firm	3,494,400
	Total Information	232,189,355
	Industrial Goods & Services – 18.7%
	Machinery – 15.1%
457,200	Nordson Dispensing Systems for Adhesives & Coatings	31,688,532
640,000	Ametek Aerospace/Industrial Instruments	27,072,000
580,000	Donaldson Industrial Air Filtration	20,682,800
187,000	Moog (a) Motion Control Products for Aerospace, Defense & Industrial Markets	9,636,110
Number of Shares		Value
297,300	ESCO Technologies Automatic Electric Meter Readers	$9,626,574
124,000	Kennametal Consumable Cutting Tools	4,814,920
124,000	HEICO FAA-approved Aircraft Replacement Parts	4,576,840
24,000	Middleby (a) Manufacturer of Cooking Equipment	4,082,160
88,736	Toro Turf Maintenance Equipment	4,029,502
100,000	Oshkosh Corporation (a) Specialty Truck Manufacturer	3,797,000
57,000	Polypore International (a) (b) Battery Separators & Filtration Media	2,297,100
48,000	Dorman Products Aftermarket Auto Parts Distributor	2,190,240
15,000	Generac Standby Power Generators	555,150
		125,048,928
	Industrial Materials & Specialty Chemicals – 1.6%
234,000	Drew Industries RV & Manufactured Home Components	9,200,880
157,000	Polyone Intermediate Stage Chemicals Producer	3,890,460
		13,091,340
	Electrical Components – 0.9%
64,000	Acuity Brands Commercial Lighting Fixtures	4,833,280
134,000	Thermon (a) Global Engineered Thermal Solutions	2,733,600
		7,566,880
	Other Industrial Services – 0.6%
80,000	KAR Auction Services Auto Auctions	1,829,600
47,000	Forward Air Freight Transportation Between Airports	1,799,160
80,000	TrueBlue (a) Temporary Industrial Labor	1,684,000
		5,312,760

See accompanying notes to financial statements.
9

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Construction – 0.3%
58,000	Fortune Brands Home & Security Home Building Supplies & Small Locks	$2,246,920
	Industrial Distribution – 0.2%
60,000	MRC Global (a) Industrial Distributor	1,657,200
	Total Industrial Goods & Services	154,924,028
	Consumer Goods & Services – 16.2%
	Travel – 5.8%
659,500	Avis Budget Group (a) Second Largest Car Rental Company	18,960,625
337,038	Ryman Hospitality Properties (b) Convention Hotels	13,147,853
400,000	Hertz (a) Largest U.S. Rental Car Operator	9,920,000
85,000	Choice Hotels Franchisor of Budget Hotel Brands	3,373,650
72,000	HomeAway (a) Vacation Rental Online Marketplace	2,328,480
		47,730,608
	Retail – 4.0%
382,000	Pier 1 Imports Home Furnishing Retailer	8,973,180
120,500	Shutterfly (a) Internet Photo-centric Retailer	6,722,695
102,000	lululemon athletica (a) (b) Premium Active Apparel Retailer	6,683,040
93,000	Abercrombie & Fitch Teen Apparel Retailer	4,208,250
61,000	Casey's General Stores Owner/Operator of Convenience Stores	3,669,760
176,000	Saks (a) Luxury Department Store Retailer	2,400,640
116,229	Gaiam (a) Healthy Living Catalogs & E-Commerce, Non-theatrical Media	518,381
		33,175,946
	Furniture & Textiles – 2.1%
474,000	Knoll Office Furniture	6,735,540
Number of Shares		Value
178,561	Caesarstone (Israel) (a) Quartz Countertops	$4,862,216
125,000	Herman Miller Office Furniture	3,383,750
135,000	Interface Modular Carpet	2,290,950
		17,272,456
	Other Consumer Services – 1.4%
163,000	Lifetime Fitness (a) Sport & Fitness Club Operator	8,167,930
132,500	Blackhawk Network (a) Third Party Distributer of Prepaid Content, Mostly Gift Cards	3,074,000
		11,241,930
	Consumer Goods Distribution – 1.2%
194,000	Pool Swimming Pool Supplies & Equipment Distributor	10,167,540
	Casinos & Gaming – 0.5%
208,156	Pinnacle Entertainment (a) Regional Casino Operator	4,094,428
2,342	Churchill Downs Owner/Operator of Horse Racing Tracks & Regional Casinos	184,667
		4,279,095
	Nondurables – 0.3%
73,931	Helen of Troy (a) Personal Care, Housewares, Health Care & Home Environment Products	2,836,733
	Food & Beverage – 0.3%
37,504	B&G Foods Acquiror of Small Food Brands	1,277,011
73,000	Boulder Brands (a) Healthy Food Products	879,650
		2,156,661
	Other Durable Goods – 0.2%
70,000	Select Comfort (a) Specialty Mattresses	1,754,200
	Restaurants – 0.2%
49,000	Fiesta Restaurant Group (a) Owns/Operates Two Restaurant Chains: Pollo Tropical & Taco Cabana	1,685,110

See accompanying notes to financial statements.
10

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Apparel – 0.2%
250,000	Quiksilver (a) Action Sports Lifestyle Branded Apparel & Footwear	$1,610,000
	Total Consumer Goods & Services	133,910,279
	Finance – 15.1%
	Banks – 7.7%
373,000	MB Financial Chicago Bank	9,996,400
107,000	SVB Financial Group (a) Bank to Venture Capitalists	8,915,240
485,000	Associated Banc-Corp Midwest Bank	7,541,750
253,000	Lakeland Financial Indiana Bank	7,020,750
103,000	City National Bank & Asset Manager	6,527,110
368,000	TCF Financial Great Lakes Bank	5,218,240
161,194	Hancock Holding Gulf Coast Bank	4,847,104
504,000	Valley National Bancorp (b) New Jersey/New York Bank	4,772,880
666,200	First Busey Illinois Bank	2,997,900
400,000	First Commonwealth Western Pennsylvania Bank	2,948,000
97,700	Sandy Spring Bancorp Baltimore & Washington, D.C. Bank	2,112,274
100,890	Guaranty Bancorp Colorado Bank	1,145,101
		64,042,749
	Finance Companies – 3.8%
101,000	World Acceptance (a) Personal Loans	8,780,940
339,400	CAI International (a) International Container Leasing	7,999,658
174,900	McGrath Rentcorp Temporary Space & IT Rentals	5,974,584
115,000	Textainer Group Holdings (b) Top International Container Leasor	4,420,600
Number of Shares		Value
195,040	H & E Equipment Services Heavy Equipment Leasing	$4,109,493
		31,285,275
	Savings & Loans – 1.6%
408,600	ViewPoint Financial Texas Thrift	8,502,966
142,000	Berkshire Hills Bancorp Northeast Thrift	3,941,920
52,011	Simplicity Bancorp Los Angeles Savings & Loan	754,159
		13,199,045
	Brokerage & Money Management – 0.9%
206,000	SEI Investments Mutual Fund Administration & Investment Management	5,856,580
109,000	Kennedy-Wilson Holdings Global Distressed Real Estate	1,813,760
		7,670,340
	Insurance – 0.6%
19,000	Enstar Group (a) Insurance/Reinsurance & Related Services	2,526,620
27,000	Allied World Holdings Commerical Lines Insurance/Reinsurance	2,470,770
		4,997,390
	Diversified Financial Companies – 0.5%
146,500	Leucadia National Holding Company	3,841,230
	Total Finance	125,036,029
	Health Care – 9.1%
	Biotechnology & Drug Delivery – 5.3%
311,000	Seattle Genetics (a) Antibody-based Therapies for Cancer	9,784,060
397,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	5,994,700
136,801	Synageva Biopharma (a) Biotech Focused on Orphan Diseases	5,745,642
102,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	5,690,580

See accompanying notes to financial statements.
11

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Biotechnology & Drug Delivery – 5.3% (cont)
50,000	Onyx Pharmaceuticals (a) Commercial-stage Biotech Focused on Cancer	$4,341,000
101,000	Sarepta Therapeutics (a) (b) Biotech Focused on Rare Diseases	3,843,050
211,000	ARIAD Pharmaceuticals (a) Biotech Focused on Cancer	3,690,390
73,000	Alnylam Pharmaceuticals (a) Biotech Developing Drugs for Rare Diseases	2,263,730
201,000	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	1,933,620
91,000	Coronado Biosciences (a) (b) Development-stage Biotech	782,600
		44,069,372
	Medical Supplies – 1.7%
314,600	Cepheid (a) Molecular Diagnostics	10,828,532
47,000	Techne Cytokines, Antibodies & Other Reagents for Life Science	3,246,760
		14,075,292
	Medical Equipment & Devices – 1.0%
121,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	7,971,480
	Pharmaceuticals – 0.7%
385,000	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	5,205,200
116,100	Alimera Sciences (a) (b) Ophthalmology-focused Pharmaceutical Company	566,568
		5,771,768
	Health Care Services – 0.4%
226,000	Allscripts Healthcare Solutions (a) Health Care IT	2,924,440
	Total Health Care	74,812,352
	Other Industries – 6.3%
	Real Estate – 5.5%
503,000	Extra Space Storage Self Storage Facilities	21,090,790
295,600	Biomed Realty Trust Life Science-focused Office Buildings	5,979,988
Number of Shares		Value
935,000	Kite Realty Group Community Shopping Centers	$5,638,050
411,900	EdR Student Housing	4,213,737
119,000	Coresite Realty Data Centers	3,785,390
341,000	DCT Industrial Trust Industrial Properties	2,438,150
119,000	Associated Estates Realty Multi-family Properties	1,913,520
22,500	American Residential Properties (a) (b) Single-family Rental Properties	387,000
		45,446,625
	Transportation – 0.8%
184,487	Rush Enterprises, Class A (a) Truck Sales & Service	4,566,053
50,000	World Fuel Services Global Fuel Broker	1,999,000
		6,565,053
	Total Other Industries	52,011,678
	Energy & Minerals – 5.2%
	Oil Services – 2.6%
360,100	Atwood Oceanics (a) Offshore Drilling Contractor	18,743,205
58,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	3,103,000
		21,846,205
	Oil & Gas Producers – 1.5%
89,000	SM Energy Oil & Gas Producer	5,338,220
58,000	PDC Energy (a) Oil & Gas Producer in U.S.	2,985,840
62,000	Rosetta Resources (a) Oil & Gas Producer Exploring in Texas	2,636,240
47,000	Approach Resources (a) Oil & Gas Producer in West Texas Permian	1,154,790
		12,115,090

See accompanying notes to financial statements.
12

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

Number of Shares		Value
	Mining – 1.1%
56,000	Core Labs (Netherlands) Oil & Gas Reservoir Consulting	$8,492,960
100,000	Augusta Resource (a) US Copper/Molybdenum Mine	210,000
		8,702,960
	Total Energy & Minerals	42,664,255
Total Equities (Cost: $435,407,268) – 98.7%		815,547,976	(c)
Short-Term Investments – 1.2%
10,231,516	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	10,231,516
Total Short-Term Investments (Cost: $10,231,516) – 1.2%		10,231,516
Securities Lending Collateral – 5.6%
46,000,356	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	46,000,356
Total Securities Lending Collateral (Cost: $46,000,356)		46,000,356
Total Investments (Cost: $491,639,140) (e) – 105.5%		871,779,848
Obligation to Return Collateral for Securities Loaned – (5.6)%		(46,000,356)
Cash and Other Assets Less Liabilities – 0.1%		283,979
Net Assets – 100.0%		$826,063,471

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2013. The total market value of securities on loan at June 30, 2013 was $45,473,233.

(c)  On June 30, 2013, the market value of foreign securities represented 1.97% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$8,492,960	1.03
Israel	4,862,216	0.59
India	2,920,750	0.35
Total Foreign Portfolio	$16,275,926	1.97

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2013, for federal income tax purposes, the cost of investments was $491,639,140 and net unrealized appreciation was $380,140,708 consisting of gross unrealized appreciation of $394,519,168 and gross unrealized depreciation of $14,378,460.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available;

See accompanying notes to financial statements.
13

Wanger USA 2013 Semiannual Report

Wanger USA

Statement of Investments (Unaudited), June 30, 2013

selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2013, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$232,189,355	$—	$—	$232,189,355
Industrial Goods & Services	154,924,028	—	—	154,924,028
Consumer Goods & Services	133,910,279	—	—	133,910,279
Finance	125,036,029	—	—	125,036,029
Health Care	74,812,352	—	—	74,812,352
Other Industries	52,011,678	—	—	52,011,678
Energy & Minerals	42,664,255	—	—	42,664,255
Total Equities	815,547,976	—	—	815,547,976
Total Short-Term Investments	10,231,516	—	—	10,231,516
Total Securities Lending Collateral	46,000,356	—	—	46,000,356
Total Investments	$871,779,848	$—	$—	$871,779,848

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
14

Wanger USA 2013 Semiannual Report

Statement of Assets and Liabilities
June 30, 2013 (Unaudited)

Assets:
Investments, at cost	$491,639,140
Investments, at value (including securities on loan of $45,473,233)	$871,779,848
Receivable for:
Investments sold	1,369,327
Fund shares sold	74
Securities lending income	25,086
Dividends	451,898
Trustees' deferred compensation plan	100,638
Prepaid expenses	4,571
Total Assets	873,731,442
Liabilities:
Collateral on securities loaned	46,000,356
Payable for:
Investments purchased	552,181
Fund shares redeemed	860,745
Investment advisory fee	19,555
Administration fee	1,136
Transfer agent fee	2
Trustees' fees	1,436
Custody fee	96
Reports to shareholders	94,369
Trustees' deferred compensation plan	100,638
Other liabilities	37,457
Total Liabilities	47,667,971
Net Assets	$826,063,471
Composition of Net Assets:
Paid-in capital	$407,623,612
Overdistributed net investment income	(460,629)
Accumulated net realized gain	38,759,780
Net unrealized appreciation (depreciation) on:
Investments	380,140,708
Net Assets	$826,063,471
Fund Shares Outstanding	23,939,653
Net asset value, offering price and redemption price per share	$34.51

Statement of Operations
For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net foreign taxes withheld of $5,376)	$3,303,006
Securities lending income, net	255,532
Total Investment Income	3,558,538
Expenses:
Investment advisory fee	3,507,612
Administration fee	203,678
Transfer agent fees	351
Trustees' fees	15,828
Custody fees	7,448
Reports to shareholders	82,785
Audit fees	21,528
Legal fees	25,640
Chief compliance officer expenses (See Note 4)	11,240
Commitment fee for line of credit (See Note 5)	2,305
Other expenses	14,401
Net Expenses	3,892,816
Net Investment Loss	(334,278)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	41,257,744
Net realized gain	41,257,744
Net change in unrealized appreciation (depreciation) on:
Investments	53,282,429
Net change in unrealized appreciation	53,282,429
Net realized and unrealized gain	94,540,173
Net Increase in Net Assets from Operations	$94,205,895

See accompanying notes to financial statements.
15

Wanger USA 2013 Semiannual Report

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended June 30, 2013	Year Ended December 31, 2012
Operations:
Net investment income (loss)	$(334,278)	$3,561,029
Net realized gain (loss) on:
Investments	41,257,744	75,265,335
Net change in unrealized appreciation (depreciation) on:
Investments	53,282,429	65,032,346
Net Increase in Net Assets from Operations	94,205,895	143,858,710
Distributions to Shareholders From:
Net investment income	(1,173,697)	(2,425,860)
Net realized gains	(74,442,456)	(39,051,960)
Total Distributions to Shareholders	(75,616,153)	(41,477,820)
Share Transactions:
Subscriptions	14,411,426	29,722,426
Distributions reinvested	75,616,153	41,477,820
Redemptions	(64,775,777)	(148,920,836)
Net Increase (Decrease) from Share Transactions	25,251,802	(77,720,590)
Total Increase in Net Assets	43,841,544	24,660,300
Net Assets:
Beginning of period	782,221,927	757,561,627
End of period	$826,063,471	$782,221,927
Undistributed (overdistributed) net investment income	$(460,629)	$1,047,346

See accompanying notes to financial statements.
16

Wanger USA 2013 Semiannual Report

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	(Unaudited) Six Months Ended June 30,		Year Ended December 31,
Selected data for a share outstanding throughout each period	2013		2012		2011		2010		2009		2008
Net Asset Value, Beginning of Period	$33.84		$29.80		$33.86		$27.45		$19.30		$36.26
Income from Investment Operations:
Net investment income (loss)	(0.01)		0.15		(0.13)		(0.10)		(0.06)		(0.07)
Net realized and unrealized gain (loss)	4.13		5.63		(0.82)		6.51		8.21		(13.16)
Total from Investment Operations	4.12		5.78		(0.95)		6.41		8.15		(13.23)
Less Distributions to Shareholders:
Net investment income	(0.06)		(0.11)		—		—		—		—
Net realized gains	(3.39)		(1.63)		(3.11)		—		—		(3.73)
Total Distributions to Shareholders	(3.45)		(1.74)		(3.11)		—		—		(3.73)
Net Asset Value, End of Period	$34.51		$33.84		$29.80		$33.86		$27.45		$19.30
Total Return	12.22%		20.02	%(a)	(3.49	)%(a)	23.35	%(a)	42.23%		(39.68)%
Ratios to Average Net Assets/Supplemental Data: (b)
Total gross expenses	0.96	%(c)	0.96%		0.94%		0.98	%(d)	0.98%		0.96%
Total net expenses	0.96	%(c)	0.96	%(e)	0.93	%(e)	0.97	%(d)(e)	0.98	%(e)	0.96	%(e)
Net investment income (loss)	(0.08	)%(c)	0.45%		(0.40)%		(0.35)%		(0.29)%		(0.26)%
Portfolio turnover rate	7%		12%		10%		27%		30%		22%
Net assets, end of period (000s)	$826,063		$782,222		$757,562		$911,424		$1,277,154		$952,249

Notes to Financial Highlights

(a)  Had the investment manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
17

Wanger USA 2013 Semiannual Report

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual funds and exchange traded funds are valued at their closing net asset value as reported to the applicable exchange. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent and borrower rebates. The Fund's investment manager, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of June 30, 2013, is included in the Statement of Operations.

The following table presents the Fund's gross and net amount of assets available for offset under a securities lending agreement as well as the related collateral received by the Fund as of June 30, 2013:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received	Securities Collateral Received	Net Amount (b)
Securities loaned	$45,743,233	$—	$45,743,233	$—	$45,743,233	$—	$—

(a)  Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)  Represents the net amount due from counterparties in the event of default.

18

Wanger USA 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

For the six months ended June 30, 2013, the annualized effective investment advisory fee rate was 0.86% of the Fund's average daily net assets.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the six months ended June 30, 2013, the annualized effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent to the Fund. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

During the six months ended June 30, 2013, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Columbia Acorn Trust, another trust managed by CWAM, in the amount of $150 million prior to January 11, 2013, and in the amount of $200 million thereafter. The credit facility was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed separately as "Commitment fee for line of credit" in the Statement of Operations. The Trust renewed the line of credit in July in the amount of $150 million, and will continue to do so each year at then current market rates and terms.

No amounts were borrowed for the benefit of the Fund during the six months ended June 30, 2013.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	(Unaudited) Six months ended June 30, 2013	Year ended December 31, 2012
Shares sold	393,816	900,062
Shares issued in reinvestment of dividend distributions	2,203,910	1,353,693
Less shares redeemed	(1,772,196)	(4,560,981)

19

Wanger USA 2013 Semiannual Report

Notes to Financial Statements, continued (Unaudited)

Net increase (decrease) in shares outstanding	825,530	(2,307,226)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2013, were $59,906,242 and $122,622,049, respectively.

8.  Shareholder Concentration

At June 30, 2013, one unaffiliated shareholder account owned 19.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 54.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

20

Wanger USA 2013 Semiannual Report

Board Approval of the Advisory Agreement

Wanger Advisors Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("Columbia WAM") under which Columbia WAM manages Wanger USA (the "Fund"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of the Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for the Fund.

The Contract Committee (the "Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with Columbia WAM's portfolio managers (the Board's Investment Performance Analysis Committee meets frequently with them as well), and receives monthly reports from Columbia WAM on the performance of the Fund.

In connection with their most recent consideration of the Advisory Agreement for the Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by Columbia WAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and Ameriprise Financial, Inc. ("Ameriprise") in response to written requests from the Independent Trustees and their independent legal counsel. In addition, the Trustees reviewed the Management Fee Evaluation dated June 2013 (the "Fee Evaluation") prepared by the Trust's chief compliance officer, senior vice president and general counsel, at the request of the Board. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from Columbia WAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of Columbia WAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on four separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from Columbia WAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Fund, met in a joint meeting with the Committee, and presented its findings to the Board and the Committee throughout the year. The Compliance Committee of the Board also provided information to the Committee with respect to relevant matters.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of the Fund and of independently selected peer groups of funds and of the Fund's performance benchmark over various time periods, (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to Columbia WAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that Columbia WAM and its affiliates may receive as a result of their relationships with the Fund. The Trustees also considered other information such as (i) Columbia WAM's financial condition, (ii) the Fund's investment objective and strategy, (iii) the size, education and experience of Columbia WAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Fund's brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) Columbia WAM's risk management program, and (vii) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 5, 2013, upon the recommendation of the Committee, the Board unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement, taking into account the investment objective and strategy of the Fund, its shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of Columbia WAM and its affiliates, especially those providing investment management services to the Fund. The Trustees also considered other services provided to the Fund by Columbia WAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Fund's investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Fund's securities lending program; communicating with shareholders; serving as the Fund's administrator; and overseeing the activities of the Fund's other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by Columbia WAM and its affiliates to the Fund under the Advisory Agreement were appropriate for the Fund and that the Fund was likely to benefit from the continued provision of those services by Columbia WAM. They also concluded that Columbia WAM currently had sufficient personnel, with appropriate education and experience, to serve the Fund effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they considered the quality of Columbia WAM's compliance record.

Performance of the Fund. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing the Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The Trustees evaluated the performance of the Fund over various time periods, including over the one-, three- and five-year periods ending December 31, 2012. The Trustees also considered peer performance rankings for similar time periods, although they generally focused more on the five-year period.

The Trustees considered that the Fund's returns were excellent versus its peer group over the one- and five-year periods ending December 31, 2012. The Trustees also took into account that the Fund outperformed its benchmark for the same periods. The Trustees noted that the Fund underperformed its peers and benchmark for the three-year period, but the Trustees focused more on the improved performance in the one-year period. They also considered that the Fund exposed shareholders to more risk than its peers.

The Trustees concluded that the Fund's performance was satisfactory over the longer term and for the one year.

Costs of Services and Profits Realized by Columbia WAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of the Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees noted that the Fund's net expenses were higher than both the Lipper and Morningstar peer groups. The Trustees also took into account that the actual advisory fees paid by the Fund were higher than the median of Lipper and Morningstar peers.

21

Wanger USA 2013 Semiannual Report

Board Approval of the Advisory Agreement, continued

The Trustees also reviewed the advisory fee rates charged by Columbia WAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Committee by Columbia WAM and in the Fee Evaluation. The Trustees noted that the Fund's advisory fees were generally comparable to Columbia Acorn USA's advisory fees at the same asset levels. The Trustees also examined Columbia WAM's institutional separate account fees for parallel investment strategies and determined that institutional account advisory fees tended to be lower than the Fund in most cases. The Trustees noted that Columbia WAM performs significant additional services for the Fund that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Fund's other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Fund, Columbia WAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rate of advisory fees payable to Columbia WAM were reasonable in relation to the nature and quality of the services to be provided and the investment performance of the Fund, taking into account Columbia WAM's recent steps to improve performance of the Fund.

The Trustees reviewed the analysis of the historic profitability of Columbia WAM in serving as the Fund's investment manager and of Columbia WAM and its affiliates in their relationships with the Fund. The Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also considered the methodology used by Columbia WAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper, which compared Columbia WAM's profitability to other similar investment managers in the mutual fund industry. The Trustees concluded that Columbia WAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which Columbia WAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for the Fund includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Fund was reflective of a sharing of economies of scale between Columbia WAM and the Fund.

Other Benefits to Columbia WAM. The Trustees also reviewed benefits that accrue to Columbia WAM and its affiliates from their relationships with the Fund, based upon information provided to them by Ameriprise and as outlined in the Fee Evaluation. They noted that the Fund's transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Fund for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Fund's distributor under an underwriting agreement but receives no fees for its services to the Fund. In addition, Columbia Management provides sub-administration services to the Fund. The Committee received information regarding the profitability of the Fund agreement with Columbia WAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Fund and Columbia WAM may potentially benefit from their relationship with each other. For example, the Trustees considered Columbia WAM's use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Columbia WAM. The Committee reviewed Columbia WAM's annual "soft dollar" report and met with representatives from Columbia WAM to review Columbia WAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of Columbia WAM's execution of the Fund's portfolio transactions. The Trustees noted that these reports showed that Columbia WAM's execution capabilities were generally better than industry peers. The Trustees determined that Columbia WAM's use of the Fund's "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that Columbia WAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Fund, and that the Fund benefitted from Columbia WAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Columbia WAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the continuation of the Advisory Agreement was in the best interest of the Fund. On June 5, 2013, the Trustees approved continuation of the Advisory Agreement through July 31, 2014.

22

Wanger USA 2013 Semiannual Report

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Wanger USA 2013 Semiannual Report

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24

Wanger USA 2013 Semiannual Report

Columbia Wanger Funds

Trustees

Laura M. Born
Chair of the Board

Steven N. Kaplan
Vice Chair of the Board

Michelle L. Collins
Maureen M. Culhane
Margaret M. Eisen
John C. Heaton
Charles P. McQuaid
David J. Rudis
David B. Small
Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid
President

Robert A. Chalupnik
Vice President

Michael G. Clarke
Assistant Treasurer

Joseph F. DiMaria
Assistant Treasurer

P. Zachary Egan
Vice President

Fritz Kaegi
Vice President

John M. Kunka
Assistant Treasurer

Stephen Kusmierczak
Vice President

Joseph C. LaPalm
Vice President

Bruce H. Lauer
Vice President, Secretary and Treasurer

Louis J. Mendes III
Vice President

Robert A. Mohn
Vice President

Christopher J. Olson
Vice President

Christopher O. Petersen
Assistant Secretary

Scott R. Plummer
Assistant Secretary

Linda K. Roth-Wiszowaty
Assistant Secretary

Robert P. Scales
Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and
General Counsel

Andreas Waldburg-Wolfegg
Vice President

Investment Manager

Columbia Wanger Asset Management,LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O.Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts
02110

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on our website, columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month end.

25

Columbia Wanger Funds

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

(8/13) 710310

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 15, 2013

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 15, 2013